THE DREYFUS/LAUREL FUNDS, INC.
               Dreyfus International Equity Allocation Fund
                            200 PARK AVENUE
                         NEW YORK, NEW YORK 10166
                                                              April 8, 1998
Dear Shareholder:
         The Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") has recently reviewed and unanimously endorsed a proposal for the reorganization of Dreyfus International Equity Allocation Fund (the "Fund"), a series of the Company, that the Directors judge to be in the best interests of the shareholders of the Fund.
         Under the terms of the proposal, Dreyfus International Stock Index Fund (the "Acquiring Fund"), a series of Dreyfus Index Funds, Inc., would acquire all the assets and assume the liabilities of the Fund. Holders of Investor and Restricted Shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such shares) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction, and the Fund would be terminated. The transaction would, in the opinion of counsel, be free from federal income tax to you and the Fund. The Board of Directors of the Company has determined that the proposed reorganization should provide benefits to shareholders due, in part, to enhanced operations.
         Detailed information about the proposed transaction is described in the enclosed prospectus/proxy statement.
         The Board of Directors has called a Special Meeting of Shareholders to be held June 9, 1998 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW THE ENCLOSED MATERIAL, AND COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.
         I thank you for your participation as a shareholder and urge you to exercise your right to vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.
         If you have any questions regarding the proposed transaction, please call toll-free
1-800-645-6561.
         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN JUNE 8, 1998.

  Sincerely,



  Marie E. Connolly,
  President, THE DREYFUS/LAUREL
  FUNDS, INC.




                       THE DREYFUS/LAUREL FUNDS, INC.
               Dreyfus International Equity Allocation Fund
                           200 Park Avenue
                       New York, New York 10166
              -------------------------------------------
               Notice of Special Meeting of Shareholders
                    To Be Held on June 9, 1998
              -------------------------------------------

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of the Company, 200 Park Avenue, New York, New York on June 9, 1998 at 10:00 a.m. for the following purposes:
         1.To approve or disapprove the Agreement and Plan of Reorganization dated as of February 12, 1998 (the "Plan") providing for (a) the acquisition of all the assets of the Acquired Fund by Dreyfus International Stock Index Fund (the "Acquiring Fund"), a series of Dreyfus Index Funds, Inc., in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund,
(b) the distribution of those shares of the Acquiring Fund to the holders of the Investor and Restricted Shares of the Acquired Fund, in each case in an amount equal in net asset value to the Investor or Restricted Shares of the Acquired Fund held by such holder, and (c) the subsequent termination of the Acquired Fund.
         2.To transact any other business that may properly come before the Meeting or any adjournment or adjournments thereof.
         The Directors of the Company have fixed the close of business on March 30, 1998 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof.
April 8, 1998                              By order of the Board of Directors

                                           Michael S. Petrucelli
                                           Assistant Secretary

-----------------------------------------------------------------------------
               IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN
    PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY MATERIALS WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.
-----------------------------------------------------------------------------

               DREYFUS INTERNATIONAL STOCK INDEX FUND
                a series of DREYFUS INDEX FUNDS, INC.
             --------------------------------------------
             DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
              a series of THE DREYFUS/LAUREL FUNDS, INC.
             --------------------------------------------
                         200 PARK AVENUE
                      NEW YORK, NEW YORK 10166
                           1-800-645-6561

               PROSPECTUS/PROXY STATEMENT DATED APRIL 8, 1998

         This Prospectus/Proxy Statement (the "Proxy Statement") is being furnished to shareholders of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly known as The Laurel Funds, Inc.) (the "Company"), a management investment company, in connection with a proposed Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of the Acquired Fund, and Dreyfus Index Funds, Inc. (the "Index Funds"), a management investment company, on behalf of Dreyfus International Stock Index Fund (the "Acquiring Fund"), a separate, non-diversified portfolio of the Index Funds, to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on June 9, 1998 at 10:00 a.m., Eastern time, at the offices of the Company, 200 Park Avenue, New York, New York, and any adjournments thereof (the "Meeting"). A conformed copy of the Plan is attached to this Proxy Statement as Appendix A.


         AVAILABLE INFORMATION. This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Plan and receiving Acquiring Fund Shares (as defined below). A Prospectus dated January 15, 1998 and Supplement to Prospectus dated March 12, 1998, describing the Acquiring Fund in greater detail, and the Acquiring Fund's Annual Report for the period ended October 31, 1997 (including its audited financial statements for the period then ended), accompany this Proxy Statement. Certain relevant documents listed below have been filed with the Securities and Exchange Commission ("SEC"), are incorporated herein in whole or in part by reference, and are available upon request and without charge by calling toll-free 1-800-645-6561 or by writing to 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144.



         A Statement of Additional Information dated April 8, 1998, relating to this Proxy Statement, incorporating by reference the audited financial statements of the Acquiring Fund at October 31, 1997, and the audited financial statements of the Acquired Fund at October 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement. A Statement of Additional Information relating to the Acquiring Fund's Prospectus dated January 15, 1998, as revised March 12, 1998, has also been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement. Copies of such Statements of Additional Information are available from the Acquiring Fund through the toll-free number and at the address above.


-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-----------------------------------------------------------------------------


         The SEC maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other material incorporated by reference, together with other information regarding the Acquired Fund and the Acquiring Fund.
         THE FUNDS. The Dreyfus Corporation ("Dreyfus") serves as investment manager to the Acquiring Fund and the Acquired Fund (together, the "Funds", or individually, a "Fund"). Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). The Acquiring Fund seeks to provide investment results that correspond to the net dividend, total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index Registration Mark ("EAFE Free Index"). The Acquiring Fund is an index fund, which seeks to meet its investment objective by investing in a sample of the stocks in the EAFE Free Index. The Acquiring Fund offers a single class of shares. The Acquired Fund seeks to exceed the total return of the Morgan Stanley Capital International Europe, Australasia, Far East IndexRegistration Mark ("EAFE Index"). The EAFE Free Index and the EAFE Index are similar but not identical indices of the performance of stock markets in fifteen European countries, Australia, New Zealand, and the Far East. See "Summary _ Investment Objectives, Policies and Restrictions." The Acquired Fund, which is not an index fund, seeks to achieve its investment objective through country allocation, stock selection, currency allocation, and portfolio construction and risk management. The Acquired Fund offers two classes of shares _ Investor Shares and Restricted Shares.
         THE PLAN. The Plan provides for all the assets of the Acquired Fund to be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Those Acquiring Fund Shares will then be distributed to holders of Investor and Restricted Shares of the Acquired Fund (together, the "Acquired Fund Shares"), in liquidation of the Acquired Fund, and the Acquired Fund will be terminated. (All such transactions are referred to herein as the "Reorganization".) As a result of the Reorganization, each holder of Acquired Fund Shares will receive that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Acquired Fund Shares held as of the time of the Reorganization. The Funds have been advised by counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes. Holders of Investor and Restricted Shares of the Acquired Fund are requested to vote to approve the Plan.

                               [Page 2]

                        TABLE OF CONTENTS
                                                                Page
Summary.....................................................     4
Reasons for the Reorganization..............................     8
Information About the Reorganization........................     8
Comparison of Investment Objectives and Policies............    11
Risk Factors................................................    13
Comparative Information on Shareholders' Rights.............    15
Additional Information About the Acquiring Fund and
       the Acquired Fund                                        16
Other Business..............................................    17
Voting Information..........................................    17
Financial Statements and Experts............................    18
Legal Matters...............................................    19
Appendix A: Agreement and Plan of Reorganization............   A-1

                               [Page 3]

         SUMMARY
         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY
STATEMENT, THE PROSPECTUS OF THE ACQUIRING FUND DATED JANUARY 15, 1998, THE PROSPECTUS OF THE ACQUIRED FUND DATED MARCH 1, 1998, AND THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.
         PROPOSED REORGANIZATION. The Plan provides for the transfer of all the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Under the Plan, those Acquiring Fund Shares will then be distributed to holders of the Acquired Fund Shares, in liquidation of the Acquired Fund, and the Acquired Fund will be terminated. As a result of the Reorganization, each holder of Acquired Fund Shares will receive that number of Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Acquired Fund Shares held as of the close of trading on the floor of the New York Stock Exchange (the "NYSE") on the date of the Reorganization (the "Closing Date"). See "Information About the Reorganization."
         For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors of the Company, including the Directors who are not "interested persons", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company or the Index Funds (the "non-interested" Directors), has unanimously determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the Reorganization. The Company's Board of Directors has therefore submitted the Plan for the approval of the Acquired Fund's shareholders. In addition, the Board of Directors of the Index Funds, including its non-interested Directors, has unanimously determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization.
         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
         Approval of the Plan on the part of the Acquired Fund will require the affirmative vote of two-thirds of the votes of the Acquired Fund eligible to be cast at the Meeting. See "Voting Information."
         If the shareholders of the Acquired Fund do not vote to approve the Plan, the Directors of the Company will continue the management of the Acquired Fund and may consider other alternatives in the best interests of the shareholders.
         TAX CONSEQUENCES. The Company has been advised by its counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes and that, accordingly, no gain or loss will be recognized for those purposes as a result of the Reorganization either to the Acquired Fund (except, possibly, with respect to certain hedging instruments held by the Acquired Fund) or to its shareholders. Consequently, the holding period and aggregate tax basis of the Acquiring Fund Shares that are to be received by each holder of Acquired Fund Shares will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares previously held by such shareholder. In addition, the holding period and tax basis of the assets to be transferred to the Acquiring Fund (other than the instruments mentioned above) will be the same in the Acquiring Fund's hands as in the Acquired Fund's hands immediately prior to the Reorganization. See "Information About the Reorganization _ Federal Income Tax Consequences."
         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Acquired Fund's objective is to exceed the total return of the EAFE Index, a broadly diversified international index comprised of the equity securities of approximately 1,000 companies located outside the United States. The Acquired Fund is not an index fund and pursues its objective through country allocation, stock selection, currency allocation, and portfolio construction and risk management. In addition to investing in securities of issuers in countries represented in the EAFE Index, the Acquired Fund may invest up to 20% of its total assets in securities of issuers in emerging market countries.
         The Acquiring Fund seeks to match the investment results of the EAFE Free Index. The EAFE Free Index is similar to the EAFE Index but excludes those securities that are not free of foreign ownership limits or legal restrictions at the security and country level. The weightings of stocks in the EAFE Free Index are based on each stock's relative total market capitalization. Because of this weighting, as of October 31, 1997, approximately 28.7% of the EAFE Free Index was comprised of equity securities
                               [Page 4]

 of Japanese issuers. The Acquiring Fund invests in a sample of stocks in the EAFE Free Index and does not attempt to duplicate the EAFE Free Index. The Acquiring Fund expects, ordinarily, to invest in approximately 550 or more of these stocks. Dreyfus selects stocks for the Acquiring Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics.


         Although the respective investment objectives and policies of the Funds are similar in that they concentrate in securities of companies in the EAFE Index and the EAFE Free Index, respectively, shareholders of the Acquired Fund should consider certain differences in such objectives and policies. Specifically, the Acquired Fund, unlike the Acquiring Fund, is not an index fund and is actively managed, so that its total return may differ significantly from that of the EAFE Index. In addition, the Acquired Fund may invest up to 20% of its total assets in securities of issuers in emerging market countries that are not represented in the EAFE Index. The Acquiring Fund is "non-diversified," so that the proportion of its assets that may be invested in a single issuer is not limited by the the 1940 Act, while the Acquired Fund is a "diversified" fund, as that term is used in the 1940 Act, meaning that, with respect to 75% of its total assets, the Acquired Fund generally may not invest more than 5% of its assets in the securities of a single issuer. For additional information on these and other differences between the Funds, see "Comparison of Investment Objectives and Policies." In addition, shareholders of the Acquired Fund should recognize that the Acquiring Fund has been in operation for only approximately nine months, while the Acquired Fund has been in operation for approximately three years and eight months.


         MANAGEMENT AND OTHER SERVICE PROVIDERS. The business affairs of the Company are managed by its Board of Directors, and the business affairs of the Index Funds are managed by its Board of Directors.


         Dreyfus, a wholly-owned subsidiary of Mellon Bank, serves as the investment manager for both Funds. As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.


         The Acquiring Fund's portfolio manager is Susan Ellison. Ms. Ellison has held that position since the inception of the Acquiring Fund and has been employed by Dreyfus as a portfolio manager since August 1996, and by Mellon Capital Management Corporation ("MCM"), an affiliate of Dreyfus, since June 1988. She serves as a Senior Vice President and Director of Equity Portfolio Management for MCM. She is a graduate of San Francisco State University and is a Certified Financial Analyst with over 10 years of investment experience.
         The Acquired Fund's portfolio manager is Charles J. Jacklin. Mr. Jacklin has managed the Fund since August 5, 1996 and is a portfolio manager at Dreyfus. He has also served as a Senior Vice President and Director of Asset Allocation Strategies for MCM since January 1994. Prior to joining MCM, Mr. Jacklin was an Assistant Professor at Stanford University. He also has served as Senior Staff Economist for Financial Markets and Banking for the President's Council of Economic Advisors.
         Premier Mutual Fund Services, Inc. ("Premier") acts as distributor for both Funds, and Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is the transfer agent for both Funds. Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109, an indirect subsidiary of Mellon, serves as custodian for both Funds.
         FEES AND EXPENSES. The Acquiring Fund has agreed to pay Dreyfus, as its investment manager, a fee, computed daily and payable monthly, at the annual rate of .35 of 1% of the value of its average daily net assets. Dreyfus pays all of the Acquiring Fund's expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Directors, fees and expenses of independent counsel to the Acquiring Fund and the non-interested Directors, fees under a shareholder services plan described below and extraordinary expenses. Dreyfus has agreed to reduce its management fee in an amount equal to the Acquiring Fund's allocable portion of the accrued fees and expenses of non-interested Directors and fees and expenses of independent counsel to the Acquiring Fund and the non-interested Directors. The Acquiring Fund's shares are also subject to a shareholder services plan ("Shareholder Services Plan") whereby the Acquiring Fund pays Premier for the provision of certain services to Acquiring Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Acquiring Fund's average daily net assets. See "Purchase and Redemption Procedures." Total operating expenses for the Acquiring Fund, for the period from the commencement of operations, June 30, 1997, through October 31, 1997, were .60 of 1% of the value of the Acquiring Fund's average daily net assets on an annualized basis. From time to time, Dreyfus may waive receipt of a portion or
                               [Page 5]

all of its fees, or voluntarily assume certain other expenses of the Acquiring Fund, either of which would have the effect of lowering the expense ratio of the Acquiring Fund and increasing return to investors.
         The Acquiring Fund deducts a redemption fee equal to 1% of the net asset value of shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account. Acquiring Fund Shares received by holders of Acquired Fund Shares pursuant to the Reorganization will not be subject to the 1% redemption fee. See "Purchase and Redemption Procedures."
         The Acquired Fund currently pays Dreyfus, as its investment manager, a fee, computed daily and payable monthly, at the annual rate of 1.25% of the value of the Acquired Fund's average daily net assets. Similar to the Acquiring Fund, Dreyfus arranges and pays for all of the expenses of the Acquired Fund, except management fees, brokerage fees, taxes, interest, fees and expense of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable), and extraordinary expenses. In addition, the Acquired Fund's Investor Shares are sold subject to a distribution plan adopted by the Acquired Fund pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"), under which fees are assessed at an annual rate of .25 of 1% of average daily net assets attributable to the Investor Shares. See "Purchase and Redemption Procedures." Total operating expenses of the Acquired Fund for the fiscal year ending October 31, 1997 were 1.50% and 1.25% of the average daily net assets of the Acquired Fund's Investor Shares and Restricted Shares, respectively.
         The following table shows the actual annual fund operating expenses allocable to the Investor and Restricted Shares of the Acquired Fund for its fiscal year ended October 31, 1997, the actual fund operating expenses paid by the Acquiring Fund for its fiscal period ended October 31, 1997 (annualized), and estimated total annual fund operating expenses to be paid by the Acquiring Fund after giving effect to the Reorganization (the "Combined Fund" in the table).
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)*

                                   ACQUIRED FUND                   ACQUIRING FUND
                                    (FISCAL YEAR                   (FISCAL PERIOD
                                  ENDED 10/31/97)                  ENDED 10/31/97)            COMBINED FUND
                             ___________________________          ________________           _______________
                             INVESTOR        RESTRICTED
                              SHARES           SHARES
                            ________         _________
Management Fees              1.25%            1.25%                     .35%                        .35%
12b-1 Fees                    .25%             none                     none                        none
Other Expenses**              .00%             .00%                     .25%+                       .25%+
                            ________         _________                ________                    ________

Total Fund
 Operating Expenses          1.50%            1.25%                     .60%                        .60%
         EXAMPLE:
              You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.
          1 year              $ 15             $ 13                         $ 6                      $ 6
          3 years             $ 47             $ 40                         $19                      $19
          5 years             $ 82             $ 69                         $33                      $33
          10 years            $179             $151                         $75                      $75

* The table does not reflect a 1% redemption fee charged upon certain redemptions of Acquiring Fund shares occurring within six months of the opening of an account with the Acquiring Fund.
**      Does not include fees and expenses of the non-interested Directors
(including counsel). The investment manager has agreed to reduce its management fee in an amount equal to each Fund's allocable portion of such fees and expenses and, with respect to the Acquiring Fund, the fees and expenses of independent counsel to the Acquiring Fund.
+        The Acquiring Fund pays a fee of .25% of its average daily net assets pursuant to its Shareholder Services Plan, which is included in "Other Expenses."

THE AMOUNTS LISTED ABOVE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

                               [Page 6]

         PURCHASE AND REDEMPTION PROCEDURES. The Acquiring Fund offers a single class of shares that are offered to any investor.
The Acquired Fund offers two classes of shares: Investor and Restricted Shares. Investor Shares are offered to any investor. Restricted Shares are limited to purchases by bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers who have a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Acquired Fund distributed to them by virtue of such an account or relationship.
         All shares of each Fund are sold without a sales charge at their respective net asset values per share determined as of the close of trading on the floor of the NYSE on the day the purchase order is deemed accepted.
The Acquiring Fund has adopted the Shareholder Services Plan pursuant to which it pays Premier for the provision of certain services to Acquiring Fund shareholders a fee at the annual rate of .25 of 1% of the value of that Fund's average daily net assets. The services provided pursuant to the Shareholder Services Plan may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Acquiring Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Acquiring Fund will deduct a redemption fee equal to 1% of the net asset value of Acquiring Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of an Acquiring Fund account. The fee will be retained by the Acquiring Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Acquiring Fund will be able to track the EAFE Free Index more closely. No redemption fee will be charged upon the redemption of shares purchased through accounts that are reflected on the records of the transfer agent as omnibus accounts approved by Dreyfus Service Corporation ("DSC"), an affiliate of Dreyfus, or transfer accounts established by securities dealers, banks or other financial institutions ("Service Agents") approved by DSC that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Acquiring Fund shares. ACQUIRING FUND SHARES RECEIVED BY HOLDERS OF ACQUIRED FUND SHARES PURSUANT TO THE REORGANIZATION WILL NOT BE SUBJECT TO THE 1% REDEMPTION FEE.
         Investor Shares of the Acquired Fund are sold subject to the 12b-1 Plan, under which the Acquired Fund spends annually up to .25 of 1% of the value of the average daily net assets attributable to Investor Shares to compensate DSC for shareholder servicing activities and Premier for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor Shares.
         EXCHANGE PRIVILEGES. Shareholders of the Acquired Fund may exchange those shares for shares of the same class of certain other eligible funds advised or administered by Dreyfus. Currently, there is no limit on the number of exchanges that may be made out of the Acquired Fund, but shareholders who make more than four exchanges out of that Fund during any calendar year or who make exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading and the availability of Fund exchanges to them may be terminated. The Acquiring Fund does not currently offer exchange privileges.
         DISTRIBUTIONS. The policies of the Funds with regard to dividends and other distributions are similar. Each Fund's policy is to declare and pay dividends from net investment income and to distribute net realized capital and foreign currency gains, if any, once a year. Unless a shareholder instructs that dividends and other distributions be paid in cash and credited to the shareholder's account at the transfer agent, dividends and other distributions will be reinvested automatically in additional shares of the Fund at net asset value. Shareholders of the Acquired Fund that have elected to receive dividends and other distributions in cash will continue to receive distributions in such manner from the Acquiring Fund. Subsequent to the Reorganization, former shareholders of the Acquired Fund that received dividends or other distributions therefrom in cash may elect at any time to have their dividends and other distributions from the Acquiring Fund reinvested automatically in additional shares of the Acquiring Fund by writing to the Acquiring Fund. See "Dividends, Distributions and Taxes" in the accompanying Prospectus of the Acquiring Fund.

                               [Page 7]

REASONS FOR THE REORGANIZATION
         The Board of Directors of the Company has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund. The Funds have similar investment objectives, restrictions and policies, and the same adviser, transfer agent, custodian and distributor.
         The Board of Directors of the Company has determined that the Reorganization should provide certain benefits to the Acquired Fund shareholders. In making such determination, the Board of Directors considered, among other things: the benefit to the Acquired Fund of consolidation that would promote more efficient operations through the elimination of duplication of services and the greater portfolio diversification and more efficient portfolio management resulting from a larger asset base (including the possibility of reduced commissions or more favorable pricing based on larger portfolio transactions); the comparative investment management fees of the Funds; the comparative investment performance of the Funds; and the advantages of eliminating duplication inherent in marketing funds with similar investment objectives, which could lead to increased growth of the combined Acquiring Fund following the Reorganization.
         The Board of Directors of the Company also noted that the total fund operating expenses for the combined Acquiring Fund are anticipated to be .60 of 1% of the combined Acquiring Fund's average daily net assets, or .90 of 1% and .65 of 1% lower than the total fund operating expenses of the Acquired Fund's Investor and Restricted Shares, respectively. The Board recognized that this reduction is due principally to the lower costs associated with the Acquiring Fund's "indexing" strategy as opposed the Acquired Fund's "active" investment approach.
         In light of the foregoing, the Board of Directors of the Company, including the non-interested Directors, determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund and that a combination of the Funds will not result in a dilution of the Acquired Fund's shareholders' interests.
INFORMATION ABOUT THE REORGANIZATION
         PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan (Appendix A hereto). The Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund. In exchange for those assets, the Acquired Fund will receive Acquiring Fund Shares with an aggregate net asset value equal to that of the assets transferred minus the liabilities of the Acquired Fund, which will be assumed by the Acquiring Fund on the Closing Date. Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The number of full and fractional Acquiring Fund Shares to be issued to the Acquired Fund's shareholders will be determined by dividing the aggregate net asset value of the Acquired Fund by the net asset value of one Acquiring Fund Share, each computed as of the close of trading on the floor of the NYSE on the Closing Date (the "Valuation Time").
         Both the Acquired Fund and the Acquiring Fund will utilize Dreyfus as agent to determine the value of their respective portfolio securities. The method of valuation employed by each Fund will be consistent with the requirements set forth in the Fund's Prospectus, Rule 22c-1 under the 1940 Act, and the interpretation of such rule by the SEC's Division of Investment Management.
         As soon after the Closing Date as conveniently practicable, the Acquired Fund will distribute PRO RATA to its shareholders of record as of the Valuation Time, in liquidation of the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund pursuant to the Reorganization. Such distribution will be accomplished by establishing an account in the name of each holder of Acquired Fund Shares on the share records of the Acquiring Fund's transfer agent and transferring to each such account a number of Acquiring Fund Shares equal to the aggregate net asset value of Acquired Fund Shares held by such shareholder divided by the net asset value of each such Acquiring Fund Share. Each account will represent the respective PRO RATA numb er of full and fractional Acquiring Fund Shares due to such shareholder of the Acquired Fund. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated.
         On or before the Closing Date, the Acquired Fund shall have declared a dividend and/or other distributions that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders
                               [Page 8]

all investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).
         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including the condition that the parties to the Reorganization shall have received exemptive relief from the SEC with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Reorganization. Notwithstanding approval of the Acquired Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing by either party because: (a) its governing board determines that circumstances have developed that make proceeding with the Reorganization inadvisable; (b) a material breach by the other party of any representation, warranty, or agreement contained therein has occurred; or (c) a condition to the obligation of the terminating party cannot reasonably be met.
         The expenses of the Reorganization are expected to be approximately $67,500. The Funds will bear these expenses PRO RATA according to their respective net assets as of the Closing Date if the Reorganization is consummated or, if it is not consummated, as of the date the Plan is terminated or the Reorganization is abandoned.
         If the Reorganization is not approved by the shareholders of the Acquired Fund, the Board of Directors of the Company will continue the management of the Acquired Fund and may consider other possible courses of action.
         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
         DESCRIPTION OF SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUND. Full and fractional shares of common stock of the Acquiring Fund (without class) will be issued for both Investor and Restricted Shares of the Acquired Fund in accordance with the procedures detailed in the Plan. All issued and outstanding Acquired Fund Shares, including those represented by certificates, will be canceled. Generally, the Acquiring Fund does not issue share certificates to shareholders unless a specific written request is submitted to its transfer agent. Similar to the Acquired Fund Shares, the Acquiring Fund Shares to be issued in the Reorganization will have no preemptive or conversion rights.
         FEDERAL INCOME TAX CONSEQUENCES. The transfer of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the liabilities of the Acquired Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"). The Index Funds, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, will receive an opinion from Kirkpatrick & Lockhart LLP, the Company's counsel, substantially to the effect that, on the basis of the facts and assumptions stated therein and the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules and pronouncements and court decisions, and conditioned on the Reorganization being consummated in accordance with the Plan, for federal income tax purposes:
         (1) The Acquired Fund's transfer of all its assets to the Acquiring Fund in exchange solely for Acquiring Fund
Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund's distribution of those shares to its shareholders constructively in exchange for Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
         (2) No gain or loss will be recognized to the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or on the subsequent distribution of those shares to the Acquired Fund's shareholders in constructive exchange for their Acquired Fund Shares;
         (3) No gain or loss will be recognized to the Acquiring Fund on its receipt of the assets from the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;
         (4) The Acquiring Fund's basis for the transferred assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for those assets will include the period during which the assets were held by the Acquired Fund;

                               [Page 9]

         (5) No gain or loss will be recognized to an Acquired Fund shareholder on the distribution thereto of Acquiring
Fund Shares constructively in exchange for all the shareholder's Acquired Fund Shares; and
         (6) An Acquired Fund shareholder's basis for the Acquiring Fund Shares to be received by the shareholder in the Reorganization will be the same as the basis for the shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and the shareholder's holding period for those Acquiring Fund Shares will include the shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by the shareholder on the Closing Date.
         Notwithstanding the foregoing, such counsel's opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
         Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
         CAPITALIZATION. The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of October 31, 1997, and on a pro forma basis as of that date, giving effect to the Reorganization:

                                                                                                              PRO FORMA
                                                                                        ACQUIRING               AFTER
                                                         ACQUIRED FUND                     FUND            REORGANIZATION*
                                              ________________________________          _________         __________________
                                                INVESTOR           RESTRICTED
                                              ____________        _____________
Net Assets                                      $1,374,793         $14,332,018          $9,246,146           $25,078,899
Net Asset Value Per Share                           $10.65              $10.65              $11.27                $11.27
Shares Outstanding                                 129,141           1,345,908             820,153             2,225,011


*        Represents the net income effect of pro form adjustments.
         As of March 13, 1998, there were 878,163 shares of the Acquiring Fund outstanding.



         As of March 13, 1998, the officers and Directors of the Company and of the Index Funds, respectively, beneficially owned as a group less than 1% of the outstanding shares of the Acquiring Fund. To the best knowledge of the Directors of the Acquiring Fund, as of March 13, 1998, no shareholder or "group" (as that term is defined in Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially or of record 5% or more of the Acquiring Fund's outstanding shares, except as shown in the table below:







                                                                                                           % OF TOTAL
                                                                                                             SHARES
                                                   NUMBER OF                 % OF TOTAL                      AFTER
SHAREHOLDER                                          SHARES                    SHARES                    REORGANIZATION
_________                                        _____________               __________               ____________________
MBC Investment Corporation
919 North Market Street
Wilmington, DE 19801-3023                          807,279                      92%                           59%

MAC & Co.
Mellon Bank, NA
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                0                        0                           24%




         MBC Investment Corporation and MAC & Co. are both affiliates of Dreyfus and Mellon Bank. For information with respect to the beneficial ownership of the Acquired Fund, see the section of this Proxy Statement entitled "Voting Information."

                               [Page 10]



         COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
         The following discussion comparing the investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Fund is based upon and qualified in its entirety by the description of investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund. For a full discussion of the investment objective, policies and restrictions of the Acquiring Fund, please refer to its Prospectus dated January 15, 1998 and Supplement to Prospectus dated March 12, 1998 (each of which accompanies this Proxy Statement) under the caption "Description of the Funds" and Statement of Additional Information dated January 15, 1998, as revised March 12, 1998, (which is available upon request) under the caption "Investment Objective and Management Policies." For a discussion of these matters as they apply to the Acquired Fund, please refer to its Prospectus and Statement of Additional Information dated
March 1, 1998 (which are available upon request) under the respective captions "Description of the Fund" and "Investment Objective and Management Policies." The policies described below in this "Comparison of Investment Objectives and Policies" section can be changed without shareholder approval, unless indicated otherwise or required by the 1940 Act.


         INVESTMENT OBJECTIVES. The Acquiring Fund seeks to match the investment results of the EAFE Free Index. The Acquiring Fund seeks to meet this objective through investing in a sample of the stocks in the EAFE Free Index. The Acquired Fund's investment objective is to exceed the total return of the EAFE Index, an index similar to the EAFE Free Index. See "Primary Investments." The Acquired Fund pursues its investment objective through country allocation, stock selection, currency allocation, and portfolio construction and risk management. There can be no assurance that either the Acquiring Fund or the Acquired Fund will meet its investment objective.
         Although different, the investment objectives of the Funds are similar in that they emphasize investments in equity securities of issuers represented in the EAFE Index or EAFE Free Index. The Acquired Fund, unlike the Acquiring Fund, is not an index fund. In addition, the Acquired Fund may invest up to 20% of its total assets in securities of issuers in emerging market countries that are not represented in the EAFE Index. Moreover, the Acquired Fund may invest in securities that are subject to foreign ownership limits or legal restrictions at the security or country level, while the Acquiring Fund may not do so. Although the Acquired Fund's investment objective is considered non-fundamental and may be changed with approval by the Company's Board of Directors, the investment objective of the Acquiring Fund is fundamental and may not be changed without approval of a majority of its voting securities (as defined in the 1940 Act). Because the Acquired Fund is actively managed, an investment in it may result in a total return that significantly exceeds or is less than that of the EAFE Index. Because the Acquiring Fund is an index fund, its total return is expected to correlate closely with that of the EAFE Free Index, although expenses incurred in operation of the Acquiring Fund make it likely that its actual total return will be less than that of the EAFE Free Index.
         The Acquired Fund is a "diversified" fund, as that term is used in the 1940 Act, meaning that, with respect to 75% of its total assets, the Acquired Fund generally may not invest more than 5% of its assets in the securities of a single issuer. The Acquiring Fund is "non-diversified," so that the proportion of its assets that may be invested in a single issuer is not limited by the 1940 Act. To meet federal tax requirements, however, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets may be invested in any one issuer.
         PRIMARY INVESTMENTS. The EAFE Index is a diversified, capitalization-weighted index of equity securities of companies located in Australia, New Zealand, fifteen countries in Europe and four countries in the Far East. The countries represented in the EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore/Malaysia, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE Index are selected to represent proportionally each country and each major industrial sector within each country. Each stock in the EAFE Index is weighted according to its market value as a percentage of the total market value of all stock in the EAFE Index. The EAFE Free Index includes stocks in the EAFE Index other than those that are subject to foreign ownership limits or legal restrictions at the security or country level. This limitation on securities in the EAFE Free Index results in the exclusion from the EAFE Free Index of certain securities of issuers in
                               [Page 11]

Singapore/Malaysia that are included in the EAFE Index, although other securities of the same issuers may be included in the EAFE Free Index.
         The Acquiring Fund invests in a sample of the stocks in the EAFE Free Index, rather than attempting to replicate the EAFE Free Index, and expects, ordinarily, to invest in approximately 550 or more of these stocks. Dreyfus selects stocks for the Acquiring Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics. The Acquiring Fund attempts to achieve a correlation between the performance of its portfolio and that of the EAFE Free Index, in both rising and falling markets, of at least .95 without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Acquiring Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to the changes in the EAFE Free Index. The sampling technique utilized by the Acquiring Fund is expected to be an effective means of substantially duplicating the investment performance of the EAFE Free Index; however, the Fund is not expected to track the EAFE Free Index with the same degree of accuracy that complete replication of that index would provide. Under normal market conditions, the Acquiring Fund will invest at least 65% of the value of its total assets in common stocks.
         The Acquired Fund is not an index fund. The investment process utilized by Dreyfus in structuring the Acquired Fund's portfolio has four basic components: (1) country allocation; (2) stock selection; (3) currency allocation; and (4) portfolio construction and risk management. The country and currency allocation components employ a combination of quantitative research using proprietary financial models and fundamental research. Under normal circumstances, the Acquired Fund expects to be fully invested in securities of issuers in countries included in the EAFE Index, securities of emerging market countries, and derivative securities, except for such amounts as are needed to meet short-term cash needs and redemptions and amounts pending investment. Those amounts may be held as cash or temporarily invested in repurchase agreements and in high quality short-term debt instruments of the U.S. Government or foreign governments, their agencies or instrumentalities. Generally, the Acquired Fund's assets are allocated to the countries contained in the EAFE Index, with the exception of Australia, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Switzerland and the United Kingdom, approximately in proportion to the weightings of such countries within the EAFE Index (the "Tier One Country Allocation"). Dreyfus uses its country allocation model to allocate the Acquired Fund's remaining assets among Australia, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Switzerland and the United Kingdom, based generally on earning and dividend forecasts of stocks in each of these countries (the "Tier Two Country Allocation"). Dreyfus may, however, alter the amount of assets it allocates between the Tier One Country Allocation and the Tier Two Country Allocation if it believes it to be in the best interests of the Acquired Fund and may reduce the amount of the assets it allocates pursuant to the Tier One Country Allocation and/or the Tier Two Country Allocation to enable it to invest in emerging market countries and derivative securities and to enable it to maintain amounts needed to meet short-term cash needs and redemptions and amounts pending investment. No more than 20% of the Acquired Fund's assets will be invested in the securities of issuers in emerging market countries. Under normal circumstances, the Acquired Fund will invest at least 65% of its assets in equity securities of issuers in at least three countries outside of the United States.
         Unless all of the stocks contained in the EAFE Index can be purchased on behalf of the Acquired Fund, Dreyfus will utilize statistical sampling techniques to purchase a representative sample of stocks from each industry sector included in the EAFE Index in proportion to the industry weighting in the EAFE Index for the Acquired Fund's portfolio. Dreyfus employs an active process for selecting stocks of emerging market countries for the Fund's portfolio.
         The Acquired Fund may invest in forward foreign currency exchange contracts, futures contracts, options on securities and on foreign currencies, currency indices, futures contracts, and securities indices to adjust its risk exposure relative to the EAFE Index and to its investment in emerging market countries. Dreyfus manages currency exposure for the Acquired Fund utilizing its proprietary currency allocation model, which is designed to forecast the movement of foreign currencies based generally on differences in real interest rates among countries. Dreyfus manages and monitors the total risk of the Acquired Fund's portfolio, including the country and currency exposure resulting from the implementation of its country and currency models.

                               [Page 12]

         Both the Acquiring Fund and the Acquired Fund may lend portfolio securities, and engage in foreign currency transactions. The Acquiring Fund may borrow money to the extent permitted by the 1940 Act (currently 33-1/3% of the Acquiring Fund's total assets). The Acquiring Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Acquired Fund may borrow money up to 33-1/3% of its total assets. The Acquired Fund, however, intends to borrow only for temporary administrative purposes. Neither Fund may purchase any security while borrowing representing more than 5% of the Fund's total assets are outstanding. Both Funds may also invest in derivative instruments. The Acquiring Fund may purchase stock index futures in anticipation of taking a market position and sell stock index futures to terminate existing positions. The Acquiring Fund also may enter into foreign currency forward and futures contracts to maintain the appropriate currency exposure of the EAFE Free Index. The Acquired Fund may purchase and sell various financial instruments, including financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors.
         The Acquired Fund may purchase put or call options on specific securities in an amount up to 5% of its total assets, represented by the premium paid. In addition, the Acquired Fund may engage in short settlement transactions, when-issued and delayed-delivery transactions, and repurchase agreements.
         CERTAIN FUNDAMENTAL POLICIES. Both the Acquiring Fund and the Acquired Fund have adopted certain fundamental polices which may not be changed without the approval of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act). Neither Fund may: (i) borrow in excess of 33-1/3% of the Fund's total assets; or (ii) invest more than 25% of the Fund's assets in securities of issuers in any industry (excluding U.S. Government Securities and, in the case of the Acquired Fund, certain investments in domestic banks and, in the case of the Acquiring Fund, except to the extent that the EAFE Free Index is also so concentrated). In addition, the policy that, with respect to 75% of its total assets, the Acquired Fund may not invest more than 5% of its assets in the securities of a single issuer is fundamental. For a complete list of each Fund's fundamental investment restrictions, see "Investment Objective and Management Policies _ Investment Restrictions" in the Statement of Additional Information of the respective Fund.
         RISK FACTORS
         Due to the similarities of investment objectives and policies of the Acquiring Fund and Acquired Fund, many of the Funds' investment risks are generally similar. Such risks, and certain differences in the risks associated with investing in the Acquiring Fund or Acquired Fund, are discussed under the caption "Description of the Funds" in the Prospectus of the Acquiring Fund enclosed with this Proxy Statement and under the caption "Description of the Fund" in the Prospectus of the Acquired Fund (which is available upon request).
         EQUITY SECURITIES. Each Fund invests a significant portion of its assets in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
         FOREIGN SECURITIES. Both the Acquiring Fund and the Acquired Fund invest in securities of foreign issuers. Investment in foreign securities presents certain risks. The Acquired Fund may also invest in obligations of foreign branches of domestic banks. In making foreign investments, each Fund considers the following factors, among others.
         Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
         Because evidences of ownership of foreign securities usually are held outside the United States, each Fund will be subject to additional risks which include: adverse political and economic developments, seizure or nationalization of foreign deposits
                               [Page 13]

and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
         Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
         Investors should realize that Japanese securities comprise a large percentage of the EAFE Index and EAFE Free Index. Therefore stocks of Japanese companies will represent a correspondingly large component of investment assets of both the Acquiring Fund and the Acquired Fund. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios. During recent periods, based on certain fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole has appeared expensive relative to other world stock markets.
         The Acquired Fund may also invest up to 20% of its total assets in the securities of issuers in emerging markets. Investing in the equity and debt markets of emerging markets involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of emerging market countries historically have been more volatile than the markets of the more mature economies of developed count ries, but often have produced higher rates of return to investors.
         BORROWING. The Acquiring Fund is permitted to borrow to the extent permitted by the 1940 Act (currently up to 33-1/3% of its total assets). The Acquiring Fund intends to borrow only for temporary or emergency purposes and in an amount up to 15% of the value of its total assets. The Acquiring Fund will not make additional investments when the Fund's borrowings exceed 5% of its total assets.
         The Acquired Fund may borrow money up to 33-1/3% of its total assets. The Acquired Fund will borrow only for temporary administrative purposes. Similar to the Acquiring Fund, the Acquired Fund will not make additional investments when its borrowings exceed 5% of its total assets. The Acquired Fund may enter into short settlement transactions. Short settling is a process whereby a trader of securities, such as the Acquired Fund, negotiates with the broker to execute and settle the securities transaction on a next day basis instead of under the normal settlement process. The commissions for such transaction may be somewhat higher to accommodate the short settlement period and to compensate the broker adequately for the early advancement of funds.
         FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. Both the
Acquiring Fund and the Acquired Fund may invest in derivative instruments. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Acquiring Fund may invest in derivatives in anticipation of taking a market position when, in the opinion of Dreyfus, available cash balances do not permit an economically efficient trade in the cash market or to maintain liquidity while simulating full investment by the Acquiring Fund. The derivatives that the Acquiring Fund may purchase and sell include stock index futures and foreign currency contracts. The Acquiring Fund may not invest in futures contracts if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Acquiring Fund's assets, after taking into account unrealized profits and unrealized losses of such contracts.
         The Acquired Fund may purchase and sell various derivative instruments, such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. These derivative instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losse s, to facilitate or substitute for the sale or purchase of securities, to adjust the Acquired Fund's risk exposure relative to the EAFE Index, or to alter the exposure of a particular investment or portion of the Acquired Fund's portfolio to fluctuations in interest rates or currency rates. The Acquired Fund may not purchase, put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

                               [Page 14]

         While derivative instruments can be used effectively in furtherance of a Fund's investment objective, under certain market conditions they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio, and make more difficult the accurate pricing of the Fund's portfolio.
         FOREIGN CURRENCY TRANSACTIONS. Both the Acquiring Fund and the Acquired Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions. Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. A Fund's success in these transactions will depend principally on Dreyfus' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.
         OTHER INVESTMENT CONSIDERATIONS. Investment decisions for each Fund are made independently from those of the other investment companies advised by Dreyfus. However, if such other investment companies desire to invest in, or to dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by either Fund or the price paid or received by either Fund. As noted under "Comparison of Investment Objectives and Policies - Investment Objectives," the Acquiring Fund is a non-diversified fund and the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
         COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS
         FORM OF ORGANIZATION. The Company and the Index Funds are open-end management investment companies registered with the SEC under the 1940 Act, and continuously offer to sell shares at their current net asset value per share. The Company and the Index Funds are organized as Maryland corporations and are governed by their respective Articles of Incorporation, By-Laws, Boards of Directors and the Maryland General Corporation Law. Both the Company and the Index Funds are also governed by applicable federal law. Certain differences and similarities between the Company and the Index Funds are summarized below.
         CAPITALIZATION. The beneficial interest in both Funds is represented by transferable shares of common stock, $.001 par value per share. The Company's Articles of Incorporation authorize the issuance of twenty-five billion shares of common stock with equal voting rights (with 26 million shares allocated to the Acquired Fund's Investor Shares and 36 million shares allocated to the Acquired Fund's Restricted Shares). The Index Funds' Articles of Incorporation authorize the issuance of 600 million shares of common stock (with 200 million shares allocated to the Acquiring Fund). The Acquiring Fund issues a single class of shares while the Acquired Fund issues two classes of shares, Investor Shares and Restricted Shares. Fractional shares may be issued by both Funds. The Company and the Index Funds are both "series funds" and a shareholder of one series is not deemed to be a shareholder of any other series in the Company or the Index Funds, as the case may be. For certain matters shareholders vote together as a group; as to others they vote separately by series or, in the case of the Acquired Fund, by class. Shareholders of the Funds are entitled to receive pro rata dividends declared by the Board of Directors of the Company and the Index Funds, as the case may be, and distributions upon liquidation.
         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Funds have no personal liability as such for the acts or obligations of the Company or the Index Funds, as the case may be.

                               [Page 15]

         SHAREHOLDER MEETINGS AND VOTING RIGHTS. Neither the Company nor the Index Funds is required to hold annual meetings of its shareholders, but each is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director, when requested in writing to do so by the holders of at least 10% of their respective outstanding shares, and or for any other purpose when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Company or at least 25% of the outstanding shares of the Index Funds. In addition, each of the Company and the Index Funds is required to call a meeting of shareholders for the purpose of electing Directors, if, at any time, less than a majority of the Directors then holding office were elected by shareholders. Neither the Company nor the Index Funds currently intends to hold regular shareholder meetings. Neither the Company nor the Index Funds permits cumulative voting. For the Company and the Index Funds, a quorum is one-third of the shares or class outstanding and entitled to vote on a matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).
         LIQUIDATION OR DISSOLUTION. In the event of the liquidation of the Acquiring Fund or the Acquired Fund or a class thereof, the shareholders of the Fund or class are entitled to receive, when, and as declared by the Directors, the excess of the assets belonging to the Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of that Fund.
         LIABILITY AND INDEMNIFICATION OF DIRECTORS. The Articles of Incorporation and By-Laws of the Company and Index Funds, as the case may be, contain similar indemnification provisions for their respective Directors and officers. The Articles of Incorporation provide that no Director, officer or agent of the Company or Index Funds, as the case may be, shall be personally liable to any person for any action or failure to act, except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. The Articles of Incorporation also provide that a Director or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his position with the Company or Index Funds, as the case may be, unless such Director or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his duties, or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company or Index Funds, as the case may be, or, in the event of settlement, unless there has been a determination that such director or officer has engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.
         RIGHTS OF INSPECTION. Under Maryland law, persons who have been shareholders of record for six months or more and who own at least 5% of the shares of the Company or the Index Funds may inspect the books of account and stock ledger of the Company or Index Funds, as the case may be, during regular business hours, following a written demand stating a proper purpose related to corporate business.
         The foregoing is only a summary of certain characteristics of the operations of the Acquired Fund, the Company, the Acquiring Fund, the Index Funds, the Articles of Incorporation, By-Laws, and Maryland law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such respective Articles of Incorporation, By-Laws, and Maryland law directly for a more thorough description.
         ADDITIONAL INFORMATION ABOUT
         THE ACQUIRING FUND AND THE ACQUIRED FUND


         ACQUIRING FUND. Information about the Acquiring Fund is incorporated herein by reference from its Prospectus dated January 15, 1998, and Supplement to Prospectus dated March 12, 1998, a copy of each of which is enclosed, and Statement of Additional Information dated January 15, 1998, as revised March 12, 1998, a copy of which is available upon request and without charge by writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll-free 1-800-645-6561.


         ACQUIRED FUND. Information about the Acquired Fund is included in its Prospectus and Statement of Additional Information dated March 1, 1998, both of which have been filed with the SEC and are incorporated herein by this reference,
                               [Page 16]

and copies of which are available upon request and without charge by writing to the Acquired Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll-free 1-800-645-6561.
         Each of the Company and the Index Funds is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information, including proxy materials and charter documents with the SEC. These materials can be inspected, and copies obtained at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional Office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048.
         OTHER BUSINESS
         The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
         VOTING INFORMATION
         This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company to be used at the Meeting to be held at 10:00 a.m., Eastern time, on June 9, 1998, at 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about April 14, 1998. Only shareholders of record as of the close of business on March 30, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Acquired Fund. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies will be voted FOR the Plan and FOR any other matters deemed appropriate.
         Proxy cards that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (1) instructions have not been received from the beneficial owners or the persons entitled to vote or (2) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as votes cast. A proxy may be revoked at any time on or before the Meeting by written notice to the Assistant Secretary of the Company, 200 Park Avenue, New York, New York 10166. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby.
         Approval of the Plan will require the affirmative vote of two-thirds of the votes of the Acquired Fund eligible to be cast at the Meeting. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote for such purposes.


         Holders of Investor Shares and Restricted Shares of the Acquired Fund are requested to vote and will vote together on the Plan. As of March 13, 1998, the number of shares outstanding of the Acquired Fund and those beneficially owned by Dreyfus and its affiliates were as follows:




SHARES BENEFICIALLY OWNED

BY DREYFUS AND AFFILIATES


______________________
                                                     TOTAL                                                    % OF
                                                     SHARES                  NUMBER OF                       TOTAL
SHAREHOLDER                                       OUTSTANDING                  SHARES                        SHARES
                                                   _________              ______________                      ____
Dreyfus International Equity Allocation
 Fund (Investor and Restricted Shares)            1,542,796                  1,201,066                        78




                               [Page 17]

It is anticipated that Mellon Bank, an affiliate of Dreyfus, will own beneficially more than 5% of the Acquiring Fund's outstanding shares following the Reorganization.



         Because Dreyfus and its affiliates exercise voting discretion over more than 25% of the shares of the Acquired Fund, they may be deemed to control such securities. Dreyfus has advised the Company that shares owned by Dreyfus or an affiliate of Dreyfus with respect to which Dreyfus or such affiliate exercises voting discretion will be voted in proportion to the vote of the remaining shares voted at the Meeting, provided such vote is consistent with the fiduciary duties of Dreyfus and its affiliates.



         To the best knowledge of the Directors of the Company, as of March 13, 1998, no other single shareholder or "group" (as the term is used in Section 13(d) of the Exchange Act) owned beneficially or of record 5% or more of the Acquired Fund's outstanding shares. It is not anticipated that any single shareholder or group, other than Mellon Bank and its affiliates, will own beneficially or of record 5% or more of the Acquiring Fund's outstanding shares as a result of the Reorganization.



         At March 13, 1998, the Directors and officers of the Company and the Directors and officers of the Index Funds as a group beneficially owned less than 1% of the Acquired Fund's shares in the aggregate.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone or other electronic medium or personal solicitations conducted by officers and employees of Dreyfus, its affiliates or other representatives of the Company. The cost of the solicitation, which are estimated to total approximately $7,000, will be borne pro rata by the Funds.
         In the event that sufficient votes to approve the Reorganization are not received at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.
         A shareholder of the Acquired Fund who objects to the proposed transaction will not be entitled under either Maryland law or the Company's Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. Shareholders should be aware that, if the Reorganization is consummated, they will be free to redeem the Acquiring Fund Shares that they receive in the Reorganization at their then-current net asset value. Shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization.
         The votes of the shareholders of the Acquiring Fund are not being solicited by this Proxy Statement and are not required to carry out the Reorganization.
         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Acquired Fund, 200 Park Avenue, New York, New York 10166, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.
         FINANCIAL STATEMENTS AND EXPERTS
         The audited financial statements of the Acquiring Fund, which include the statement of assets and liabilities of the Acquiring Fund as of October 31, 1997, and the statement of operations, the statement of changes in net assets and financial highlights for the period ended October 31, 1997, have been incorporated by reference into this Proxy Statement in reliance on the authority of the report of Coopers & Lybrand L.L.P., the Index Funds' independent accountants, as experts in accounting and auditing.
         The audited financial statements of the Acquired Fund, which include the statement of assets and liabilities of the Acquired Fund as of October 31, 1997, and the statement of operations, the statement of changes in net assets and financial
                               [Page 18]

highlights for the year ended October 31, 1997, have been incorporated by reference into this Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, independent auditors for the Company for each of the three years ended October 31, 1995, 1996 and 1997; and upon the authority of said firm as experts in accounting and auditing.
         LEGAL MATTERS
         Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.
         THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THOSE DIRECTORS WHO ARE NOT CONSIDERED "INTERESTED PERSONS" OF THE COMPANY AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN. ANY SIGNED AND UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.
         __________________________
April 8, 1998


                               [Page 19]

APPENDIX A TO PROXY STATEMENT
AGREEMENT AND PLAN OF REORGANIZATION
         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 12th day of February, 1998, by and between THE DREYFUS/LAUREL FUNDS, INC. (formerly The Laurel Funds, Inc.), a Maryland corporation, with a principal place of business at 200 Park Avenue, New York, New York 10166 (the "Company"), on behalf of DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND, a series of the Company (the "Acquired Fund"), and DREYFUS INDEX FUNDS, INC. (formerly Peoples Index Fund, Inc.), a Maryland corporation, with a principal place of business at 200 Park Avenue, New York, New York 10166 (the "Index Funds"), on behalf of DREYFUS INTERNATIONAL STOCK INDEX FUND, a series of the Index Funds (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes herein referred to individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein that are made or to be taken or undertaken by the Acquired Fund are made and shall be taken or undertaken by the Company on behalf of the Acquired Fund. All agreements, representations, actions and obligations described herein that are made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Index Funds on behalf of the Acquiring Fund.
             WHEREAS, the Company and the Index Funds wish to effect a reorganization, which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in termination of the Acquired Fund as provided herein (collectively, the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;
             WHEREAS, the Company and the Index Funds intend this Agreement to be a plan of a reorganization within the meaning of section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code");
             WHEREAS, the Company and the Index Funds are registered, open-end management investment companies and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;
             WHEREAS, the Index Funds is authorized to issue shares of common stock of the Acquiring Fund and the Company is authorized to issue two classes of shares of common stock of the Acquired Fund, designated (and referred to herein) as "Investor Shares" and "Restricted Shares" (referred to herein together as "Acquired Fund Shares");
             WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and
             WHEREAS, the Board of Directors of the Index Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization:
             NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
         1.TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND
LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.
             1.1.Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:
                     (a) The Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund at the Closing (as provided for in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

                       [Page A-1]
                     (b) The Acquiring Fund agrees in exchange therefor at the Closing (i) to issue and deliver to the Acquired
Fund the number of full and fractional Acquiring Fund Shares determined by dividing the aggregate net asset value of the Acquired Fund (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) of one share of the Acquiring Fund and (ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.
             1.2.(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivabl es, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired
Fund, on the Closing Date (as defined in paragraph 3.1), but shall not include corporate books, records or minutes of the Acquired Fund. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(k).
                     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property, including all of the Assets, as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these assets. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such assets prior to the Closing Date to the extent practicable and to the extent the Acquired
Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.
             1.3.The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing
Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Valuation Time (as defined in paragraph 2.1) (collectively, the "Liabilities"). Without limiting the generality of the foregoing, the Liabilities shall include the obligation to indemnify the Directors and officers of the Company with respect to the Acquired Fund to the extent provided in the Company's Articles of Incorporation dated August 6, 1987, as amended ("Articles of Incorporation"), and By-Laws.
             1.4. The Acquired Fund shall deliver the Assets at the Closing to Boston Safe Deposit and Trust Company, One Boston
Place, Boston, Massachusetts 02109, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
             1.5. The Acquired Fund will pay or transfer or cause to be paid or transferred to the Acquiring Fund any dividends, interest, distributions, rights or other assets received by the Acquired Fund on or after the Closing Date as distributions on or with respect to any of the Assets. Any such dividends, interest, distributions, rights, or other assets so paid or transferred, or received directly by the Acquired Fund, shall be allocated by the Acquired Fund to the account of the Acquiring Fund, and shall be deemed included in the Assets and shall not be separately valued.
             1.6. As soon after the Closing Date as is conveniently possible, the Company will distribute PRO RATA to the Acquired
Fund's shareholders of record determined as of the Valuation Time (as defined in paragraph 2.1) (the "Acquired Fund Shareholders"), the Acquiring Fund
Shares received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on such books in the names of the Acquired
Fund Shareholders and representing the respective
                       [Page A-2]

 PRO RATA number of full and fractional Acquiring Fund Shares to which each such Acquired Fund Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each Acquired Fund Share held (whether an Investor Share or a Restricted Share), that number of full and fractional Acquiring Fund Shares equal to the net asset value of that Acquired Fund Share as of the Valuation Time (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share as of the Valuation Time (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to former holders of Investor Shares and Restricted Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.
             1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
             1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.
         2. VALUATION.
             2.1. The value of the Assets and the amount of the Liabilities, and the net asset value of an Investor Share and a Restricted Share, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (except that options and futures contracts will be valued 15 minutes after such close of trading) on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Articles of Incorporation and the Acquired Fund's then-current prospectus or statement of additional information.
             2.2. The net asset value of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in the Index Fund's Articles of Incorporation dated October 6, 1989, as amended ("Charter"), and the Acquiring Fund's then-current prospectus or statement of additional information.
             2.3. All computations and calculations of value shall be made by The Dreyfus Corporation, the investment manager of the Acquiring Fund and the Acquired Fund (the "Manager"), in accordance with its regular practices as fund accountant for the Acquired Fund and the Acquiring Fund.
         3. CLOSING AND CLOSING DATE.
             3.1. The Reorganization, together with all related acts necessary to consummate the Reorganization (the "Closing"), shall take place on the first day on which the NYSE is open for business that occurs not less than seven calendar days after the approval of this Agreement by the shareholders of the Acquired Fund, or such other date as the parties may mutually agree ("Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of the Manager, 200 Park Avenue, New York, New York, or at such other time on the Closing Date and/or place as the parties may mutually agree.
             3.2. The Company, on behalf of the Acquired Fund, shall deliver to the Index Funds, on behalf of the Acquiring Fund, at the Closing a statement of Assets and Liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.
             3.3. If at the Valuation Time (a) the NYSE or another primary trading market or markets for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                       [Page A-3]

             3.4. The Acquired Fund shall cause Dreyfus Transfer, Inc., as its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause Dreyfus Transfer, Inc., as its transfer agent, to deliver to the Secretary of the Company a confirmation, or other evidence satisfactory to the Company, that the Acquiring Fund Shares to be credited on the Closing
Date have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
         4. REPRESENTATIONS AND WARRANTIES.
             4.1. The Company, on behalf of the Acquired Fund, represents and warrants to the Index Funds, on behalf of the Acquiring Fund, as follows:
                     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.
                     (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company, of which the Acquired Fund is a separate diversified portfolio, and such registration has not been revoked or rescinded and is in full force and effect.
                     (c) The Acquired Fund is a duly established and designated series of the Company.
                     (d) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
                     (e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in any material violation of the Articles of Incorporation or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Company is a party or by which it is bound.
                     (f) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to it on or prior to the Closing Date.
                     (g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Company with respect to the Acquired Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein.
                     (h) The Statements of Assets and Liabilities of the Acquired Fund for the period ended October 31, 1994 and for the fiscal years ended October 31, 1995, 1996 and 1997 have been audited by KPMG Peat Marwick LLP, independent auditors; such statements (copies of which have been furnished to the Index Funds) are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquired Fund as of such dates; and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.
                     (i) Since October 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of Assets and Liabilities referred to in Section 3.2; provided that, for the purposes of this subparagraph (i), a decline in net asset value per share of either class of the Acquired Fund shall not constitute a material adverse change.

                       [Page A-4]
                     (j) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.
                     (k) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.
                     (l) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.
                     (m) The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.
                     (n) Not more than 25% of the value of the Acquired
Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.
                     (o) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.
                     (p) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non assessable. All of the issued and outstanding Acquired
Fund Shares, at the time of Closing, will be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired
Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares, except as contemplated herein.
                     (q) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.
                     (r) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board of Directors; and, subject to the approval of the Acquired Fund Shareholders and assuming due authorization, execution and delivery hereof by the Index Funds on behalf of the Acquiring Fund, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
                     (s) With respect to facts relating to the Acquired Fund, the prospectus/proxy statement and statement of additional information (the "Proxy Statement") included in the Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Index Funds) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a mater ial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
             4.2. The Index Funds, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Acquired Fund, as follows:
                     (a) The Index Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                       [Page A-5]

                     (b) The Index Funds is registered under the 1940 Act as an open end management investment company, of which the Acquiring Fund is a separate, non-diversified portfolio, and such registration has not been revoked or rescinded and is in full force and effect.
                     (c) The Acquiring Fund is a duly established and designated series of the Index Funds.
                     (d) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
                     (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in any material violation of the Charter or the Index Fundsi By Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Index Funds is a party or by which it is bound.
                     (f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Index Funds with respect to the Acquiring Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Index Funds knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein.
                     (g) The Statement of Assets and Liabilities of the Acquiring Fund for the fiscal period ended October 31, 1997 has been audited by Coopers & Lybrand L.L.P., independent auditors; such statement (a copy of which has been furnished to the Company) is in accordance with generally accepted accounting principles, consistently applied, and such statement fairly reflects the financial condition of the Acquiring Fund as of such date; and there are no known contingent liabilities of the Acquiring Fund as of such date not reflected therein.
                     (h) Since October 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; provided that, for the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change.
                     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and to the best of the Index Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.
                     (j) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for its taxable year ended October 31, 1997 (its first taxable year), the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.
                     (k) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.
                     (l) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

                       [Page A-6]

                     (m) The Acquiring Fund (i) will, after the
Reorganization, continue the historic business that the Acquired
Fund conducted before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of more than ten percent (10%) of the Assets by value, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a regulated investment company, and (iii) expects to use a significant portion of the Acquired
Fund's historic business assets in that business.
                     (n) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.
                     (o) Immediately after the Reorganization, (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.
                     (p) The Acquiring Fund does not own, directly or indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of the Acquired Fund.
                     (q) All issued and outstanding Acquiring Fund Shares are, and (including the Acquiring Fund Shares issued in the Reorganization) at the Closing will be, duly and validly issued and outstanding, fully paid and non assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares, except as contemplated herein.
                     (r) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Index Fundsi Board of Directors; and, subject to the approval of the Acquired Fund Shareholders and assuming due authorization, execution and delivery hereof by the Company on behalf of the Acquired Fund, this Agreement will constitute the valid and legally binding obligation of the Index Funds, on behalf of the Acquiring Fund, enforc eable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
                     (s) The Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference therein (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
             4.3. Each of the Company, on behalf of the Acquired Fund, and the Index Funds, on behalf of the Acquiring Fund, represents and warrants to the other as follows:
                     (a) The fair market value of the Acquiring Fund Shares, when received by the Acquired Fund Shareholders, will be approximately equal to the fair market value of their Acquired Fund Shares constructively surrendered in exchange therefor.
                     (b) Its management (i) is unaware of any plan or intention of Acquired Fund Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (ii) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company. Consequently, its management expects that the percentage of Acquired Fund Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.
                     (c) The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                       [Page A-7]

                     (d) The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.
                     (e) There is no intercompany indebtedness between the Acquired Fund and the Acquiring Fund that was issued or acquired, or will be settled, at a discount.
                     (f) Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this representation, any amounts used by the Acquired Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (i) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (ii) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization.
                     (g) None of the compensation received by any Acquired Fund Shareholder who is an employee of the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares held by such Acquired Fund Shareholder-employee; none of the Acquiring Fund Shares received by any such Acquired Fund Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Acquired Fund Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.
                     (h) Immediately after the Reorganization, the Acquired Fund Shareholders will be in "control" of the Acquiring Fund within the meaning of section 304(c) of the Code.
         5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.
             5.1. The Acquired Fund and the Acquiring Fund each will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
             5.2. The Company will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
             5.3. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.
             5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Index Funds, in such form as is reasonably satisfactory to the Index Funds, a statement, certified by the Company's President or a Vice President, of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of
Section 381 of the Code.
             5.5. The Company, on behalf of the Acquired Fund, and the Index Funds, on behalf of the Acquiring Fund, shall cooperate in the provision of all information reasonably necessary for the preparation and filing of the registration statement of the Index Funds relating to the Acquiring Fund Shares on Form N-14, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and, if applicable, state Blue Sky laws (the "Registration Statement"), including the Proxy Statement in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.
             5.6. The Acquiring Fund and the Acquired Fund shall cooperate in the preparation and filing as promptly as practicable with the SEC of an application, in form and substance reasonably satisfactory to their respective counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated herein (the "Exemptive Application"). The Acquiring Fund and the Acquired Fund shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

                       [Page A-8]

             5.7. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
         6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
             The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
             6.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on the Closing
Date and as of the Closing.
             6.2. The Company, on behalf of the Acquired Fund, shall have delivered to the Index Funds at the Closing a certificate executed in its name by its President or a Vice President, in form and substance reasonably satisfactory to the Index Funds, to the effect that the Company's representations and warranties, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Index Funds shall reasonably request.
         7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.
             The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
             7.1. All representations and warranties of the Index Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on the Closing Date and as of the Closing.
             7.2. The Index Funds, on behalf of the Acquiring Fund, shall have delivered to the Company at the Closing a certificate executed in its name by its President or a Vice President, in form and substance reasonably satisfactory to the Company, to the effect that the Index Funds' representations and warranties, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Company shall reasonably request.
         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.
             If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Acquired
Fund or the Acquiring Fund, the other party to this Agreement, at its option, shall not be required to consummate the transactions contemplated herein.
             8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Articles of Incorporation and the 1940 Act.
             8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
             8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have
A-9
been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.
             8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
             8.5. The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the respective counsel for the Acquiring Fund and the Acquired Fund.
             8.6.The Acquired Fund shall have declared a dividend and/or other distributions that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).
             8.7.The Company and the Index Funds shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Company, in a form reasonably satisfactory to the Manager, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraphs 6.2 and 7.2. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
                     (a) The Acquired Fund's transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
                     (b) No gain or loss will be recognized to the Acquired Fund on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;
                     (c) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
                     (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the period during which the Assets were held by the Acquired Fund;
                     (e) No gain or loss will be recognized to an Acquired Fund Shareholder on distribution thereto of Acquiring Fund Shares constructively in exchange for all of such shareholder's Acquired Fund
Shares; and
                     (f) An Acquired Fund Shareholder's basis for the Acquiring Fund Shares to be received by such shareholder in the Reorganization will be the same as the basis for such shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and such shareholder's holding period for those Acquiring Fund Shares will include such shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by such shareholder on the Closing Date.
Notwithstanding anything in this paragraph 8.7, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year
(or on the termination or transfer thereof) under a mark-to-market system of accounting.

                       [Page A-10]

         9. TERMINATION OF AGREEMENT.
             9.1. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company or the Board of Directors of the Index Funds at any time prior to the Closing (notwithstanding any vote of the Acquired Fund's shareholders) if:
                     (a) circumstances should develop that, in the opinion of either party's Board, make proceeding with this Agreement inadvisable;
                     (b) a material breach by the other party of any representation, warranty or agreement contained herein has occurred; or
                     (c) a condition to the obligation of the terminating party cannot reasonably be met.
             9.2. If this Agreement is terminated and the Reorganization is abandoned pursuant to the provisions of this Section
9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Company or of the Acquired Fund, or of the Index Funds or the Acquiring Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.
         10. WAIVER.
             At any time prior to the Closing Date, any of the foregoing conditions set forth in Sections 6, 7 and 8 may be waived by the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Index Funds, on behalf of the Acquiring Fund, as the case may be, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be.
         11. EXPENSES OF THE REORGANIZATION.
             The Acquiring Fund and the Acquired Fund shall bear the aggregate expenses incurred in connection with the Reorganization PRO RATA in proportion to their respective net assets, as of the Closing Date if the Reorganization is consummated or, if the Reorganization is not consummated, as of the date this Agreement is terminated or the Reorganization is abandoned; and, if the Reorganization is consummated, such expenses will be charged against the assets of the relevant Fund at or before the Valuation Time.
         12. MISCELLANEOUS.
             12.1. None of the representations and warranties included or provided for herein shall survive consummation of the Reorganization.
             12.2. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
             12.3. Copies of the Articles of Incorporation and of the Charter are on file with the Secretary of State of the State of Maryland. This Agreement is executed by the undersigned officers on behalf of the Company (on behalf of the Acquired Fund) and on behalf of the Index Funds (on behalf of the Acquiring Fund), respectively, and not on behalf of such officers or Directors of either the Company or the Index Funds as individuals. The respective obligations of the Company and the Index Funds under this Agreement are not binding upon any of their respective Directors, officers, shareholders or partners individually. The obligations of the Index Funds hereunder are binding only upon the assets and property of the Acquiring Fund, and the obligations of the Company hereunder are binding only upon the assets and property of the Acquired Fund.

                       [Page A-11]

             12.4. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Index Funds shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; and provided further that, in the case of any conflict between any such laws and the federal securities laws, the latter shall govern.
             12.5. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
             12.6. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
             IN WITNESS WHEREOF, the Company, on behalf of the Acquired Fund, and the Index Funds, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
                                               THE DREYFUS/LAUREL FUNDS, INC.,
                                               on behalf of
                                               DREYFUS INTERNATIONAL EQUITY
                                               ALLOCATION FUND

ATTEST: /S/DOUGLAS C. CONROY                   By: /S/ MARIE E. CONNOLLY
              Assistant Secretary              President

                                               DREYFUS INDEX FUNDS, INC.,
                                               on behalf of
                                               DREYFUS INTERNATIONAL STOCK
                                               INDEX FUND

ATTEST: /S/DOUGLAS C. CONROY                   By: /S/ MARIE E. CONNOLLY
              Assistant Secretary              President

                       [Page A-12]


THE DREYFUS/LAUREL FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS -- JUNE 9, 1998
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of common stock of the Dreyfus International Equity Allocation Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc., that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166,on June 9, 1998 at 10:00 a.m. and at any adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.
PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
Dated: ____________, 199___
NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

Signature(s), Title(s) if applicable.
PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION
TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
To approve the Agreement and Plan of Reorganization
between The Dreyfus/Laurel Funds, Inc., on behalf of the Dreyfus International Equity Allocation Fund (the "Fund"), and Dreyfus Index Funds, Inc., on behalf of Dreyfus International Stock Index Fund (the "International Stock Index Fund"), providing for (a) the acquisition of all the assets of the Fund by the International Stock Index Fund in exchange solely for shares of the International Stock Index Fund and the assumption by the International Stock Index Fund of the liabilities of the Fund, (b) the distribution of those shares of the International Stock Index Fund to the holders of the Investor and Restricted Shares of the Fund, in each case in an amount equal in net asset value to the Investor or Restricted Shares of the Fund held by such holders, and (c) the subsequent termination of the Fund.
FOR    AGAINST      ABSTAINEE

In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof, including any adjournments(s) necessary to obtain the requisite quorums or "FOR" approvals.
PLEASE SIGN AND DATE THE REVERSE SIDE OF CARD.323,723





                     STATEMENT OF ADDITIONAL INFORMATION

                                     OF

                   DREYFUS INTERNATIONAL STOCK INDEX FUND
                    a series of DREYFUS INDEX FUNDS, INC.

                               200 PARK AVENUE
                          NEW YORK, NEW YORK 10166
                               1-800-645-6561

                             DATED APRIL 8, 1998


      This Statement of Additional Information, which is not a Prospectus, relates to the acquisition of the Investor and Restricted Shares of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), a portfolio of The Dreyfus/Laurel Funds, Inc. (formerly known as The Laurel Funds, Inc.), by Dreyfus International Stock Index Fund (the "Acquiring Fund"), a portfolio of Dreyfus Index Funds, Inc. and supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April 8, 1998 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call toll-free 1-800-645-6561.

      This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

          A. The Statement of Additional Information of the Acquiring Fund dated January 15, 1998, previously filed on EDGAR, Accession number 0000857114-98-000009.

          B. The Acquiring Fund's audited financial statements for the fiscal period ended October 31, 1997, previously filed on EDGAR, Accession number 0000857114-98-000001.

          C. The Statement of Additional Information of the Acquired Fund dated March 1, 1998, previously filed on EDGAR, Accession number 0000819940-98-000032.

          D. The Acquired Fund's audited financial statements for the fiscal year ended October 31, 1997, previously filed on EDGAR, Accession number 0000819940-98-000004.


      The following are pro forma financial statements of the Acquiring Fund and the Acquired Fund giving effect to the proposed Reorganization described in the Proxy as of October 31, 1997:

Pro Forma Statement of Investments
Dreyfus International Stock Index Fund
October 31, 1997 (Unaudited)

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    Intern ational
                                Stock Index     Equity Allocation            Stock Index      Equity A llocation
                                Fund            Fund               Total     Fund             Fund                 Total
Common Stocks-78.8%
  Australia-1.1% Amcor          1,500           3,000              4,500   $ 7,081          $ 14,111               $ 21,192
   Boral                        2,852                              2,852     7,506                                    7,506
   Broken Hill
    Proprietary                 2,000           2,529              4,529     19,846           25,004                 44,850
   CSR                          2,400                              2,400      8,345                                   8,345
   Coca-Cola Amatil             1,309           1,027              2,336      9,857            7,705                 17,562
   Coles Myer                   2,600                              2,600     12,515                                  12,515
   Foster's Brewing
    Group                       4,700                              4,700      8,931                                   8,931
   General Property
    Trust (Units)               2,800                              2,800      5,025                                   5,025
   ICI Australia                  700           1,000              1,700      5,271            7,503                 12,774
   Lend Lease                     608                                608     12,460                                  12,460
   M.I.M. Holdings              3,900                              3,900      3,431                                   3,431
   News                         4,813                              4,813     23,066                                  23,066
   North                        1,734                              1,734      4,549                                   4,549
   Pacific Dunlop               2,500           5,912              8,412      5,343           12,590                 17,933
   Pioneer
    International               2,100                              2,100      5,557                                   5,557
   Rio Tinto                      800                                800      9,740                                   9,740
   Santos                       1,400                              1,400      6,443                                   6,443
   Southcorp                    1,400                              1,400      4,700                                   4,700
   WMC                          2,700                              2,700      9,596                                   9,596
   Westfield Trust              2,900                              2,900      5,531                                   5,531
   Westpac Banking              4,200           3,200              7,400     24,474           18,579                 43,053
                                                                        ___________      ___________            ___________
                                                                            199,267           85,492                284,759
                                                                        ___________      ___________            ___________
  Austria-.2% Bau Holding         150                                150      9,320                                   9,320
   Lenzing (a)                    180                                180     10,086                                  10,086
   Oesterreichische
    Elektrizitaetaets-
    wirtschafts, Cl. A                            300                300                      23,836                 23,836
   Universale-Bau                 290                                290     10,060                                  10,060
                                                                        ___________      ___________            ___________
                                                                             29,466           23,836                 53,302
                                                                        ___________      ___________            ___________
  Belgium-1.4% Barco              140                                140     26,958                                  26,958
   Cimenteries CBR
    Cementbedrijven                50                                 50      4,357                                   4,357

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity A llocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Belgium (Continued)Electrabel    50              50                           $ 11,203         $ 11,203
   Fortis                          50             102                152           9,473           19,326          $ 28,799
   Glaverbel                      250                                250          36,192                             36,192
   PetroFina                                      478                478                          175,696           175,696
   Royale Belge                    70                                 70          18,497                             18,497
   Solvay                                         500                500                           30,080            30,080
   Union Miniere   (a)            100                                100           7,309                              7,309
                                                                             ___________      ___________       ___________
                                                                                 102,786          236,305           339,091
                                                                             ___________      ___________       ___________
 Denmark-.9% Bang & Olufsen
   Holding, Cl.B                  100                                100           6,096                              6,096
   Carlsberg, Cl. A               100                                100           5,182                              5,182
   Carlsberg, Cl. B               100                                100           5,258                              5,258
   Danisco                        100           2,280              2,380           5,655          128,859           134,514
   Den Danske Bank                100             100             11,278                                             11,278
   J. Lauritzen
    Holding(a)                    100             100                              9,145                              9,145
   Novo Nordisk, Cl. B            200             200                             21,642                             21,642
   Tele Danmark, Cl. B            400             400                             23,471                             23,471
   Unidanmark, Cl. A              200             200                             13,504                             13,504
                                                                             ___________       ___________      ___________
                                                                                 101,231           128,859          230,090
                                                                             ___________       ___________      ___________
 Finland-.6% Kone B                               400                 400                           47,880           47,880
   Merita, Cl. A                2,000                               2,000          9,764                              9,764
   Nokia, Cl. A                   500                                 500         43,612                             43,612
   Nokia, Cl. K                   250             200                 450         21,951            17,569           39,520
   UPM-Kymmene                    750                                 750         16,528                             16,528
                                                                             ___________       ___________      ___________
                                                                                  91,855            65,449          157,304
                                                                             ___________       ___________      ___________
 France-5.6% Accor                                104                 104                           19,341           19,341
   Alcatel Alsthom                200                                 200         24,091                             24,091
   Axa-UAP                        500           1,082               1,582         34,180            74,006          108,186
   Banque Nationale
    de Paris                                      936                 936                           41,329           41,329
   CPR                                            200                 200                           15,497           15,497
   Carrefour                                      133                 133                           69,320           69,320
   Chargeurs                                       10                  10                              668              668
   Compagnie de
    Saint Gobain                  200             384                 584         28,660            55,056           83,716
   Compagnie Financiere
    de Paribas                                    655                 655                           47,511           47,511

                                                Shares/Principal Amount      Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  France (continued)Compagnie Generale
    des Etablissements
    Michelin, Cl. B               250                                  250       $ 12,802                          $ 12,802
   Elf Aquitaine                  400            1,003               1,403         49,428         $ 124,005         173,433
   Eridania
    Beghin-Say                                     189                 189                           27,163          27,163
   Groupe Danone                  150                                  150         22,897                            22,897
   L'Air Liquide                  150              432                 582         23,234            66,949          90,183
   Lafarge                                         673                 673                           41,999          41,999
   LOOREAL                        100              209                 309         35,375            73,972         109,347
   Moet Hennessy
    Louis Vuitton                 100                                  100         16,960                            16,960
   Moulinex(a)                                     635                 635                           14,294          14,294
   PSA Peugeot Citroen                             200                 200                           22,614          22,614
   Pathe                                            10                  10                            1,792           1,792
   Pinault-Printemps
    -Redoute                       50                                   50         22,827                            22,827
   Promodes                        50               95                 145         16,251            30,893          47,144
  Rhone-Poulenc,
     Cl. A                         700            1,336                2,036        30,468            58,182         88,650
    SEFIMEG                                         100                  100                           6,061          6,061
    SEITA                                           280                  280                           8,921          8,921
    Sagem                                            50                   50                          23,359         23,359
    Salomon                                         222                  222                          19,759         19,759
    Sanofi                         250              429                  679        23,710            40,708         64,418
    Schneider                      300                                   300        15,991                           15,991
    Sidel                                           212                  212                          11,894         11,894
    Suez Lyonnaise
     des Eaux                                       428                  428                          44,393         44,393
    Thomson CSF                                     869                  869                          23,188         23,188
    Total, Cl. B                   400               12                  412        44,305             1,330         45,635
    Unibail                                          85                   85                           8,036          8,036
    Union Immobiliere
     de France                                      150                  150                          10,831         10,831
    Worms et
     Compagnie                                      243                  243                          20,828         20,828
                                                                               ___________       ___________      ___________
                                                                                   401,179         1,003,899       1,405,078
                                                                               ___________       ___________      ___________
  Germany-4.2% AGIV    (a)                         630                  630                          13,146           13,146
   Allianz                        400              300                  700        89,085            66,775          155,860
   Axa Colonia
    Konzern                                         70                   70                           6,066            6,066
   BASF                         1,350              980                2,330        45,804            33,231           79,035

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Germany (continued)Bayer      1,600           1,000              2,600     $ 56,142         $ 35,068             $ 91,210
   Bilfinger &
    Berger Bau                                    220                220                         7,894                7,894
   Brau Und Brunnen(a)                             50                 50                         4,260                4,260
   Continental                                    600                600                        14,294               14,294
   Daimler-Benz                 1,150             750              1,900       77,036           50,212              127,248
   Deutsche Bank                  800                                800       52,337                                52,337
   Deutsche Telekom             4,000                              4,000       74,933                                74,933
   Dresdner Bank                                1,260              1,260                        51,490               51,490
   HERLITZ                        100                                100        7,087                                 7,087
   Linde                                           40                 40                        24,113               24,113
   Mannesmann                     100                                100       42,222                                42,222
   Muenchener
    Rueckvesicherungs-
    Gesellschafts                                 100                100                        29,098               29,098
   RWE
    Aktiengesellschaft                          1,180              1,180                        15,162               51,162
   SAP                             50                                 50       14,340                                14,340
   Schering                                       210                210                        20,340               20,340
   Siemens                      1,250             860              2,110       76,920           52,890              129,810
   STRABAG (a)                    100                                100        7,192                                 7,192
   VEBA                           500                                500       27,868                                27,868
   Volkswagen                      50                                 50       29,550                                29,550
                                                                          ___________      ___________          ___________
                                                                              600,516          460,039            1,060,555
                                                                          ___________      ___________          ___________
Hong Kong-3.2% Cathay Pacific
     Airways                    8,000                            8,000           8,433                                8,433
    Cheung Kong
     Holdings                   4,000           21,000          25,000          27,808          146,022             173,830
    China Light & Power                          8,740           8,740                           46,018              46,018
    HSBC Holdings                                3,042           3,042                           68,868              68,868
    Hang Seng Bank              3,000            3,400           6,400          26,095           29,579              55,674
    Hong Kong &
     China Gas                                  49,944          49,944                           94,331              94,331
    Hong Kong
  Telecommunications            8,000           23,218          51,218          53,599           44,454              98,053
  Hutchison Whampoa             8,000                            8,000          55,358                               55,358
  Hysan Development             2,000                            2,000           4,178                                4,178
    New World
     Development                5,000                            5,000          17,590                               17,590
    Shangri-La Asia             5,000           42,000          47,000           3,719           31,242              34,961
    Sino Land                   6,000                            6,000           3,880                                3,880

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Hong Kong (continued)
   South China Morning
    Post (Holdings)                             82,000             82,000                     $ 71,074             $ 71,074
   Sun Hung
    Kai Properties              2,000            4,220              6,220     $ 14,745          31,118               45,863
  Swire Pacific,Cl.A            4,000                              4,000       21,367                                21,367
  Wharf Holdings                6,000                              6,000       12,261                                12,261
  Wing Lung Bank                1,000                              1,000        4,268                                 4,268
                                                                          ___________      ___________          ___________
                                                                              253,301          562,706              816,007
                                                                          ___________      ___________          ___________
  Ireland-.1% Crean (James)
    (Units)                     3,400                              3,400        6,650                                 6,650
   Fyffes                       5,000                              5,000        7,673                                 7,673
   Jefferson Smurfit
    Group  (a)                  2,000                              2,000        5,928                                 5,928
   Waterford Wedgwood
    (Units)                     5,000                              5,000        5,793                                 5,793
   Woodchester
    Investments
    (Units)                     2,500                              2,500        9,216                                 9,216
                                                                          ___________      ___________          ___________
                                                                               35,260                                35,260
                                                                          ___________      ___________          ___________
  Italy-3.8% Assicurazioni
     Generali                   1,300            2,320              3,620      29,029           51,799               80,828
    Banca Commerciale
     Italiana                   4,300           22,012             26,312      11,792           60,354               72,146
    Credito Italiano            8,300                               8,300      22,221                                22,221
    ENI                        12,000           15,400             27,400      67,834           87,042              154,876
    Fiat                        7,700           22,000             29,700      24,431           69,795               94,226
    Istituto Mobiliare
     Italiano                   1,400                               1,400      12,674                                12,674
    Istituto Nazionale delle
     Assicurazioni              9,700                               9,700      15,770                                15,770
   Italgas                                      22,501             22,501                        81,073              81,073
    Mediaset                    2,800                               2,800      12,753                                12,753
    Mediobanca                  2,900           10,000             12,900      19,712           67,962               87,674
    Montedison                 18,400                              18,400      14,891                                14,891
    Pirelli                     3,500                               3,500       8,913                                 8,913
    Riunione Adriatica
     di Sicurta                   800                                 800       6,891                                 6,891
    Telecom Italia              7,775            5,930             13,705      48,640           37,093               85,733
    Telecom Italia (RNC)        2,200                               2,200       8,861                                 8,861
    Telecom Italia Mobile      10,000           30,680             40,680      36,922          113,261              150,183

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Italy (continued)Telecom Italia
    Mobile (RNC)                3,800                               3,800     $ 7,767                              $ 7,767
                                                                         ___________          ___________      ___________
                                                                             349,101           $ 568,379           917,480
                                                                         ___________          ___________      ___________
  Japan-26.3% Ajinomoto                         20,800             20,800                        188,415           188,415
    Asahi Breweries             1,000                               1,000     14,788                                14,788
    Asahi Chemical
     Industry                   3,000           49,900             52,900     13,658             227,251           240,909
    Asahi Glass                 3,000              800              3,800     20,188               5,385            25,573
    Bank of
     Tokyo-Mitsubishi           6,000            2,620              8,620     78,259              34,184           112,443
    Bridgestone                 2,000              400              2,400     43,200               8,643            51,843
    Canon                       1,000            2,100              3,100     24,258              50,960            75,218
    Chudenko                                       200                200                          4,870             4,870
    Chugai
     Pharmaceutical                                400                400                          3,214             3,214
    Dai-Ichi Kango Bank                            210                210                          1,780             1,780
    Dai Nippon Printing         2,000              800              2,800     39,877              15,956            55,833
    Daido Steel                                    200                200                            402               402
    Daiichi
     Pharmaceutical             1,000                               1,000     14,206                                14,206
             Daikyo                              2,000              2,000                          3,822             3,822
    Daishowa Paper
     Manufacturing  (a)                            400                400                          2,343             2,343
    Daiwa House
     Industry                                    8,400              8,400                         80,977            80,977
  Denki Kagaku
     Kougyo                                        600                600                          1,136             1,136
    Denso                       2,000                               2,000     43,200                                43,200
    Ebara                       1,000                               1,000     12,046                                12,046
    Eisai                       1,000                               1,000     15,702                                15,702
    Fanuc                       1,000                               1,000     40,376                                40,376
    Fuji Bank                   5,000            4,900              9,900     43,200              42,350            85,550
    Fuji Photo Film             1,000              200              1,200     36,222               7,247            43,469
    Fujita                                       5,000              5,000                          3,947             3,947
    Fujitsu                     3,000           15,800             18,800      32,899            173,323           206,222
    Furukawa Electric                            9,000              9,000                         46,372            46,372
    Haseko  (a)                                 12,000             12,000                         12,466            12,466
    Hitachi                     5,000           13,900             18,900      38,423            106,852           145,275
    Honda Motor                 1,000              400              1,400      33,646             13,463            47,109
    House Food
     Industrial                                    220                220                          3,785             3,785
                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Japan (continued)Industrial Bank
     of Japan                   4,000           2,200              6,200     $ 39,545         $ 21,757             $ 61,302
    Ito-Yokado                  1,000                              1,000       49,680                                49,680
    Itochu                                      1,500              1,500                         5,148                5,148
    JUSCO                       1,000                              1,000       22,348                                22,348
    Japan Airlines (a)          6,000           3,600              9,600       21,733           13,044               34,777
    Japan Energy                                  600                600                           897                  897
    Joyo Bank                                     462                462                         2,119                2,119
    Kajima                                        800                800                         3,583                3,583
    Kamigumi                                      400                400                         1,812                1,812
    Kandenko                                      105                105                           711                  711
    Kansai Electric
     Power                                      9,999              9,999                       176,996              176,996
    Kawasaki Steel                             16,600             16,600                        29,108               29,108
    Kinki Nippon
     Railway                                      995                995                         5,648                5,648
    Kirin Brewery               2,000           7,000              9,000       16,782           58,755               75,537
    Komatsu                     2,000             600              2,600       10,684            3,206               13,890
    Konica                                     18,000             18,000                        89,753               89,753
    Kubota                      3,000                              3,000       11,664           11,664
    Kumagai-Gumi                               27,000             27,000                        26,477               26,477
    Kyocera                                     1,200              1,200                        68,711               68,711
    Kyushu Electric
     Power                                          1                  1                            17                   17
    Maeda Road
     Construction                                 200                200                         1,198                1,198
    Marubeni                                   40,000             40,000                       124,990              124,990
    Marudai Food    (a)                           200                200                           522                  522
    Maruha                                        400                400                           698                  698
    Marui                       1,000           3,000              4,000       16,865           50,611               67,476
    Matsushita Electric
     Industrial                 3,000          10,400             13,400       50,345          174,587              224,932
    Mitsubishi                  4,000                              4,000       34,228                                34,228
Mitsubishi Chemical             1,000             200              1,200       2,251               450                2,701
    Mitsubishi Electric         5,000                              5,000       16,657                                16,657
    Mitsubishi Estate           3,000                              3,000       37,883                                37,883
    Mitsubishi Heavy
     Industries                 8,000          44,700             52,700       39,279          219,544              258,823
    Mitsubishi
     Paper Mills                2,000                              2,000        5,300                                 5,300
     Mitsubishi Trust
      & Banking                 1,000             200              1,200       12,295            2,460               14,755
     Mitsui & Co                4,000             400              4,400       30,340            3,035               33,375
                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                            Dreyfus             Dreyfus                      Dreyfus          Dreyfus
                            International       International                International    International
                            Stock Index         Equity Allocation            Stock Index      Equity Allocation
                            Fund                Fund               Total     Fund             Fund                 Total


  Japan (continued)Mitsui Marine &
     Fire Insurance                             600                600                       $ 3,530               $ 3,530
    Mitsui Trust
    & Banking                                   600                600                         2,084                 2,084
    Murata
     Manufacturing              1,000                            1,000       $ 40,542                               40,542
    Mycal                       1,000                            1,000          9,554                                9,554
    NEC                         3,000           800              3,800         32,898          8,776                41,674
    NKK                         8,000                            8,000         11,099                               11,099
    Nikon                                     5,600              5,600                        62,362                62,362
    Nippon Express              2,000         8,000             10,000         10,767         43,082                53,849
    Nippon Fire &
     Marine Insurance                        28,000             28,000                       107,970               107,970
    Nippon Light Metal                          400                400                           927                   927
    Nippon Oil                                  800                800                         3,278                 3,278
    Nippon Steel               16,000         5,100             21,100         32,965         10,511                43,476
    Nippon Telegraph
     & Telephone                    3                                3         25,422                               25,422
     Nippon Yusen
      Kaisha                                 10,800             10,800                        39,402                39,402
     Nissan Motor               6,000                            6,000         31,951                               31,951
     Nomura Securities          5,000         4,000              9,000         58,154         46,539               104,693
     Oji Paper                               30,000             30,000                       152,082               152,082
     Orient                                  21,000             21,000                        52,007                52,007
     Orix                                     1,000              1,000                        68,312                68,312
     Osaka Gas                  6,000        45,000             51,000         13,259         99,476               112,735
     Sakura Bank                8,000        28,600             36,600         32,633        116,701               149,334
     Sankyo                     1,000                            1,000         32,982                               32,982
     Sanwa Shutter                              200                200                         1,257                 1,257
     Sanyo Electric             2,000                            2,000          6,646                                6,646
Sekisui House                   3,000        12,000             15,000         25,671        102,718               128,389
     Seven-Eleven
      Japan NPV                                 119                119                         8,901                 8,901
     Sharp                      2,000         8,000             10,000         15,535         62,162                77,697
     Shiseido                   1,000                            1,000         13,625                               13,625
     Shizuoka Bank                             400                 400                         4,056                 4,056
     Snow Brand
      Milk Products                            500                 500                         1,911                 1,911
     Sony                                      940                 940                        78,040                78,040
     Sumitomo Bank              4,000       14,307              18,307         42,536        152,189               194,725
     Sumitomo Chemical          4,000                            4,000         14,256                               14,256

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Japan (continued)Sumitomo
    Electric Industries         2,000           800                2,800     $ 26,418        $ 10,571              $ 36,989
    Sumitomo Metal
     Industries                 7,000        40,000               47,000       14,015          80,113                94,128
    Sumitomo Trust
     & Banking                                  850                  850        6,478           6,478
    Takara Standard                          12,000               12,000       74,994          74,994
    Takeda Chemical
     Industries                 2,000         1,000                3,000       54,499          27,258                81,757
    Tohoku Electric
     Power                      1,000                              1,000       16,283                                16,283
    Tokai Bank                  5,000         6,800               11,800       29,160          39,671                68,831
    Tokio Marine &
     Fire Insurance             4,000           800                4,800       39,877           7,978                47,855
    Tokyo                       4,000                              4,000       16,615                                16,615
    Tokyo Broadcasting
     System                                   6,000                6,000      102,717                               102,717
    Tokyo Electric Power        3,000         1,272                4,272       57,323          24,313                81,636
    Tokyo Gas                   6,000        35,000               41,000       13,758          80,279                94,037
    Tokyu                                     5,820                5,820                       24,187                24,187
    Toppan Printing             2,000        12,000               14,000       25,089         150,586               175,675
    Toray Industries            3,000        21,000               24,000       16,698         116,928               133,626
    Tostem                      1,000                              1,000       13,874                                13,874
    Toyo Engineering                          5,000                5,000                       12,590                12,590
    Toyobo                                    1,200                1,200                        2,154                 2,154
    Toyoda Automatic
     Loom Works                 1,000                              1,000       19,606                                19,606
    Toyota Motor                4,000        18,014               22,014      111,323         501,514               612,837
    Ube Industries                              600                  600                        1,207                 1,207
    Yakult Honsha                               200                  200                        1,660                 1,660
    Yamato Transport                            400                  400                        5,086                 5,086
    Yamazaki Baking             1,000                              1,000       13,791                                13,791
    Yasuda Trust
     & Banking                               23,000               23,000                       61,356                61,356
    Yokogawa Electric                         2,900                2,900                       18,437                18,437
                                                                          ___________     ___________           ___________
                                                                            1,880,851       4,703,330             6,584,181
                                                                          ___________     ___________           ___________
  Malaysia-.9% AMMB Holdings    1,000                              1,000        1,639                                 1,639
    Amsteel                                  85,000               85,000                       27,452                27,452
    Commerce Asset
    Holding                     2,000                              2,000        1,564                                 1,564
    Edaran Otomobil
    Nasional                    1,000                              1,000        3,157                                 3,157
                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Malaysia (continued)Golden Plus
     Holdings                   3,000                              3,000     $ 1,768                             $ 1,768
    Kemayan                     5,000           3,000              8,000       1,910          $ 1,139              3,049
    Magnum                      5,000                              5,000       3,924                               3,924
    Malayan Banking             2,000           7,000              9,000       7,758           27,004             34,762
    Malaysia International
     Shipping                   3,000                              3,000       5,052                               5,052
    Malaysian
     Resources                  2,667                              2,667       1,588                               1,588
    Nestle                      1,000                              1,000       5,082                               5,082
    Perusahaan Otomobil
     Nasional                                    9,000             9,000                       21,531             21,531
    Pilecon Engineering         4,000                              4,000       1,648                               1,648
    RHB Capital                 2,000                              2,000       1,684                               1,684
    Rashid Hussain              1,000                              1,000       1,729                               1,729
    Resorts World               3,000           23,000            26,000       5,368           40,924             46,292
    Rothmans of
     Pall Mall                  1,000                              1,000       8,044                               8,044
    Sime Darby                  6,000                              6,000       8,660                               8,660
    Technology Resources
     Industries                                  1,000             1,000                          969                969
    Telekom Malaysia            5,000            6,000            11,000      13,006           15,521             28,527
    Tenaga Nasional             5,000            1,000             6,000      10,825            2,153             12,978
    United Engineers            2,000                              2,000       4,751                               4,751
    YTL                         4,000                              4,000       4,450                               4,450
    YTL, Cl. A                  2,000                              2,000       2,153                               2,153
    YTL (Warrants)                400                                400         ---                                 ---
                                                                         ___________      ___________        ___________
                                                                              95,760          136,693            232,453
                                                                         ___________      ___________        ___________
  Netherlands-2.1%
    ABN-Amro Holding           1,000             1,000         20,105         20,105
    Akzo Nobel                   200                              200         35,181                              35,181
    Elsevier                   1,600                            1,600         25,092                              25,092
    Heineken                      50                               50          8,119                               8,119
    Hollandsche
     Beton Groep                 300                              300          6,001                               6,001
    IHC Caland                   200                              200         12,279                              12,279
    ING Groep                  1,010                            1,010         42,326                              42,326
    KLM-Royal Dutch
     AirLines                    200                              200          6,767                               6,767
    Koninklijke Ahold          1,212                            1,212         30,973                              30,973
    Philips Electronics          500                              500         39,078                              39,078
    Royal PTT Nederland        1,500                            1,500         57,229                              57,229

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                            Dreyfus             Dreyfus                      Dreyfus          Dreyfus
                            International       International                International    International
                            Stock Index         Equity Allocation            Stock Index      Equity Allocation
                            Fund                Fund               Total     Fund             Fund                 Total


  Netherlands (continued)
  Royal Dutch
    Petroleum                  3,600                               3,600     $190,107                              $190,107
    Unilever                     800                                 800       42,452                                42,452
                                                                          ___________     ___________           ___________
                                                                              515,709                               515,709
                                                                          ___________     ___________           ___________
  New Zealand-.4%
  Brierley Investments         6,400                               6,400        4,941                                 4,941
  Carter Holt Harvey           4,200                               4,200        7,322                                 7,322
  Fisher & Paykel
   Industries                                   18,750            18,750                     $ 59,498                59,498
  Telecom Corporation
   of New Zealand              4,400                               4,400       21,315                                21,315
                                                                          ___________     ___________           ___________
                                                                               33,578          59,498                93,076
                                                                          ___________     ___________           ___________
  Norway-.4% Aker RGI ASA,
     Series A                                    2,040             2,040                       37,492                37,492
    Aker RGI ASA,
     Series B                                      408               408                        6,685                 6,685
    Kvaerner                    250                                  250       12,903                                12,903
    Norsk Hydro                 500                                  500       27,559                                27,559
    Orkla, Cl. A                100                                  100        9,205                                 9,205
                                                                          ___________     ___________           ___________
                                                                               49,667          44,177                93,844
                                                                          ___________     ___________           ___________
  Singapore-1.1%
  City Developments           2,000                                2,000        8,386                                 8,386
    DBS Land                  2,000                                2,000        3,405                                 3,405
    Development Bank of
     Singapore                                   2,000             2,000                       18,696                18,696
    Fraser & Neave            1,000                                1,000        5,019                                 5,019
    Keppel                    2,000             12,500            14,500        6,328          39,587                45,915
    Oversea-Chinese
     Banking                  2,000              4,800             6,800       11,118          26,709                37,827
    Parkway Holdings          2,000                                2,000        5,057                                 5,057
    Singapore Airlines        2,000              9,000            11,000       14,994          67,536                82,530
    Singapore Technologies
     Industrial               2,000                                2,000        2,745                                 2,745
     Singapore
      Telecommunications     13,000                               13,000       20,648                                20,648
     United Overseas
      Bank                    2,000              5,000             7,000       11,055          27,663                38,718
                                                                          ___________     ___________           ___________
                                                                               88,755         180,191               268,946
                                                                          ___________     ___________           ___________

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus             Dreyfus                      Dreyfus          Dreyfus
                                International       International                International    International
                                Stock Index         Equity Allocation            Stock Index      Equity Allocation
                                Fund                Fund               Total     Fund             Fund                 Total


  Spain-2.8% Autopistas
    Concesionaria
    Espanola                        630                                  630     $ 8,129                               $  8,129
    Banco Bilbao
    Vizcaya                       1,200              4,916             6,116      32,038          $ 131,188             163,226
    Banco Central
    Hispanoamericano                600                                  600      11,201                                 11,201
    Corporacion Bancaria
     de Espana                      300                                  300      16,637                                 16,637
    Endesa                        1,600              5,600             7,200      30,089            105,262             135,351
    Fomento de
     Construcciones y
     Contratas                                       1,300             1,300                         47,712              47,712
    Iberdrola                     2,200                                2,200      26,273                                 26,273
    Repsol                          700              1,100             1,800      29,307             46,031              75,338
    Tabacalera, Cl. A               300                                  300      21,579                                 21,579
    Telefonica de Espana          1,500              4,893             6,393      40,872            133,259             174,131
    Union Electrica
     Fenosa                       2,100                                2,100      20,034                                 20,034
                                                                             ___________        ___________         ___________
                                                                                 236,159            463,452             699,611
                                                                             ___________        ___________         ___________
  Sweden-2.8% ABB AB,
  Cl. A                           1,600             11,142            12,742      18,671            128,402             147,073
    Astra, Cl. A                  1,900              1,333             3,233      30,661             21,488              52,149
    Astra, Cl. B                                     5,333             5,333                         82,418              82,418
    Atlas Copco , Cl. A             300                                  300       8,802                                  8,802
    Electrolux, Cl. B               200                                  200      16,538                                 16,538
    Esselte, Cl. B                                   2,815             2,815                         61,130              61,130
    Hennes & Mauritz,
     Cl. B                          500                                  500      20,439                                 20,439
    Securitas, Cl. B                180                                  180       4,801                                  4,801
    Skandia Forsakrings             200                                  200       9,336                                  9,336
    Skandinaviska Enskilda
     Banken, Cl. A                  900              1,700             2,600       9,722             18,345              28,067
    Skanska, Cl. B                  600                                  600      23,126                                 23,126
    Stora Kopparbergs
     Bergslags
     Aktiebolag                                      1,000             1,000                         13,789              13,789
    Svenska Cellulosa,
     Cl. B                          500                                  500      11,203                                 11,203
    Svenska
     Handelsbanken,
     Cl. A                          300               600                900       9,482             18,945              28,427

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total


  Sweden (continued)
  Telefonaktiebolaget
    LM Ericsson, Cl. B            1,300         2,600              3,900     $ 57,215         $114,309             $171,524
  Volvo, Cl. B                      600                              600       15,684                                15,684
                                                                          ___________      ___________          ___________
                                                                              235,680          458,826              694,506
                                                                          ___________      ___________          ___________
  Switzerland-11.4% ABB              20           63                  83        5,169           82,166               87,335
             Adecco                  50           83                 133       15,886           26,415               42,301
    Alusuisse-Lonza
     Holding (Bearer)                             16                  16                        14,285               14,285
    Alusuisse-Lonza
     Holding
     (Registered)                                  5                   5                         4,437                4,437
    Credit Suisse Group             450          995               1,445       63,372          140,311              203,683
    Danzas Holding                               100                 100                        20,010               20,010
    Georg Fischer
     (Bearer)                         5                                5        6,661                                 6,661
    Georg Fischer
     (Registered)                    20                               20        5,169                                 5,169
    Holderbank Financiere
     Glarus (Bearer)                 30           20                  50       24,139           16,112               40,251
    Holderbank Financiere
     Glarus (Registered)                          22                  22                         3,873                3,873
    Jelmoli Holding
     (Bearer)                        20            2                  22       17,421            1,760               19,181
    Jelmoli Holding
     (Registered)                    50                               50        8,710                                 8,710
    Kuoni Reisen                                   1                   1                         3,791                3,791
    Moevenpick Holding
     (Bearer)                        30                               30       10,816                                10,816
    Nestle (Registered)              75          204                 279      105,647          287,709              393,356
    Novartis (Bearer)                             50                  50                        78,896               78,896
    Novartis (Registered)           100          326                 426      156,570          511,040              667,610
    Roche Holding                     1           36                  37        8,785          316,573              325,358
    Roche Holding
     (Bearer)                                      8                   8                       119,081              119,081
    SGS Societe Generale
     de Surveillance
     Holding                                       2                   2                         3,978                3,978
    SMH (Bearer)                     20           92                 112       11,152           12,093               23,245
    SMH (Registered)                 50           13                  63        6,551            7,277               13,828
    Sairgroup(a)                                  12                  12                        16,098               16,098
    Schindler Holding                 5           33                  38        5,515           36,436               41,951

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                     Dreyfus           Dreyfus
                                International   International               International     International
                                Stock Index     Equity Allocation           Stock Index       Equity Allocation
                                Fund            Fund               Total    Fund              Fund                 Total


  Switzerland (continued)
  Schindler Holding
    (Registered)                      5                                5    $   6,069                            $    6,069
   Schweizerische
    Bankverein                      100          403                 503       26,880         $108,407              135,287
   Schweizerische
    Rueckuersicherungs-
    Gesellschaft                     30          90                  120       45,172          135,646              180,818
   Sika Finanz (Bearer)              50                               50       14,707           14,707
   Sulzer                                        13                   13                         9,508                9,508
   Union Bank of
    Switzerland
    (Bearer)                         50         121                  171       57,545          139,393              196,938
    Union Bank of
    Switzerland
    (Registered)                     50          90                  140       11,530           20,775               32,305
   Valora Holding                    30           9                   39        6,426            1,932                8,358
   Zurich Versicherungs-
    Gesellschaft                    100         228                  328       41,267           94,200              135,467
                                                                          ___________      ___________          ___________
                                                                              661,159        2,212,202            2,873,361
                                                                          ___________      ___________          ___________
  United Kingdom-9.2%
  Allied Irish Banks                         11,624               11,624       97,653          97,653
    Arjo Wiggins
     Appleton                                  1933                1,933                        5,823                 5,823
    B.A.T. Industries             6,400       5,000               11,400       55,988          43,637                99,625
    BTR                           7,000       1,740                8,740       23,632           5,860                29,492
    Barclays                      2,500       4,281                6,781       62,613         106,962               169,575
    Bass                          2,000         400                2,400       27,780           5,543                33,323
    Boots                         2,100                            2,100       30,084                                30,084
    British Aerospace               200         653                  853        5,308          17,288                22,596
    British Airways               2,300         510                2,810       22,455           4,967                27,422
    British Petroleum             7,000       2,059                9,059      102,864          30,185               133,049
    British Sky
     Broadcasting
     Group                        4,000         980                4,980       28,383           6,937                35,320
    British Steel                             3,763                3,763                        9,950                 9,950
    British
     Telecommunications          11,000       9,056               20,056       83,590          68,653               152,243
    Cable & Wireless              5,100         550                5,650       40,723           4,381                45,104
    Cadbury Schweppes             2,300                            2,300       23,150                                23,150
    Dawson
     International                            6,075                6,075                        7,320                 7,320
    Energy Group                              1,333                1,333                       13,552                13,552
    General Electric              6,400                            6,400       40,877                                40,877


                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total

United Kingdom
 (continued)
  Glaxo Wellcome                4,043                  3,335       7,378     $    86,676      $    71,327          $    158,003
  Granada Group                 2,000                              2,000          27,578                                 27,578
  Grand Metropolitan            4,800                    739       5,539          43,320            6,654                49,974
  Guinness                      4,500                              4,500          40,235                                 40,235
  HSBC Holdings                 2,000                    270       2,270          46,970            6,710                53,680
  HSBC Holdings (75P)             950                                950          23,665                                 23,665
  HSBC Holdings
   Group                                                 800         800                           18,743                18,743
  Hanson                                               1,667       1,667                            8,551                 8,551
  Harrisons & Crosfield                                8,008       8,008                           16,953                16,953
  Imperial Chemical
   Industries                   1,700                  2,142       3,842          25,095           31,545                56,640
  Imperial Tobacco                                     1,333       1,333                            8,053                 8,053
  J Sainsbury                   4,200                              4,200          35,051                                 35,051
  Kwik Save                                            1,275       1,275                            6,657                 6,657
  Legal & General                                      7,985       7,985                           66,146                66,146
  Lloyds TSB Group              6,000                  1,560       7,560          74,984           19,449                94,433
  LucasVarity                                          1,800       1,800                            6,160                 6,160
  Marks & Spencer               6,500                  1,000       7,500          65,968           10,125                76,093
  Meyer International                                  2,343       2,343                           14,684                14,684
  National Westminster
   Bank                                                2,932       2,932                           42,050                42,050
  Northern Foods                                       6,149       6,149                           23,771                23,771
  Rank                                                   980         980                            5,461                 5,461
  Redland                                                434         434                            2,469                 2,469
  Reed International            2,600                              2,600          25,711                                 25,711
  Reuters Holdings              3,000                    700       3,700          32,560            7,579                40,139
  Rio Tinto                                              340         340                            4,370                 4,370
  Royal & Sun Alliance
   Insurance Group              3,600                              3,600          34,513                                 34,513
  Royal Bank of
   Scotland                                            4,100       4,100                           43,364                43,364
  Sears                                                5,350       5,350                            5,372                 5,372
  Sedgwick                                             4,166       4,166                            8,715                 8,715
  SmithKline Beecham            4,000                  6,284      10,284          37,912           59,417                97,329
  Southern Electric                                    1,922       1,922                           14,764                14,764
  Tesco                         5,000                    116       5,116          40,029              926                40,955
  Unigate                                              3,984       3,984                           38,203                38,203
  Unilever                      5,200                              5,200          38,730                                 38,730
  Vodafone Group                7,100                  1,120       8,220          38,708            6,092                44,800
  Wilson Connelley
   Holdings                                            2,180       2,180                            6,111                 6,111

                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total

United Kingdom
 (continued)
  Wolseley                                               375         375                      $     3,117               $ 3,117
  Zeneca Group                  2,000                              2,000     $    63,108                                 63,108
                                                                             ___________      ___________           _____________
                                                                               1,328,260          992,249             2,320,509
                                                                             ___________      ___________           _____________
  TOTAL COMMON STOCKS
    (cost $20,940,813)                                                       $ 7,289,540      $12,385,582           $19,675,122
                                                                             ___________      ___________           _____________
                                                                             ___________      ___________           _____________

Preferred Stocks - .2%

Australia-.1% News              3,625                              3,625     $    16,098                            $    16,098
                                                                             ___________                            ___________
  Austria- 0% Bau Holding-Vorzug  180                                180           8,914                                  8,914
                                                                             ___________                            ___________
  Germany-.1% Friedrich Grohe                             40          40                      $    11,801                11,801
             SAP-Vorzug            50                                 50         14,891                                  14,891
             STRABAG (a)          100                                100          6,844                                   6,844
                                                                             ___________      ___________           ___________
                                                                                 21,735            11,801                33,536
                                                                             ___________      ___________           ___________
             TOTAL PREFERRED STOCKS
              (cost $57,088)                                                 $   46,747          $ 11,801           $    58,548
                                                                             ___________      ___________           ___________
                                                                             ___________      ___________           ___________
Short-Term Investments-17.7%
Commercial Paper-6.3%
  Ford Motor Credit Corp.,
    5.66%, 11/3/1997                            $  1,577,000  $1,577,000                       $1,577,000            $1,577,000
                                                                                              ___________           ___________
Repurchase
Agreements-3.2%
  UBS Securities Inc.,
  Tri-Party Repurchase
  Agreement, 5.66%
  dated 10/31/1997
  to be repurchased at
  $800,377 on
  11/3/1997
  collateralized by
  $845,000 U.S.
  Treasury Bills, due
  5/28/1998                                          800,000     800,000                          800,000               800,000
                                                 ___________     ________                     ___________           ___________


                                                Shares/Principal Amount                       Value
                            ________________________________________________ ________________________________________________
                                Dreyfus         Dreyfus                      Dreyfus          Dreyfus
                                International   International                International    International
                                Stock Index     Equity Allocation            Stock Index      Equity Allocation
                                Fund            Fund               Total     Fund             Fund                 Total




U.S. Treasury Bills-8.2%
  4.95%, 12/11/97(b)                            $     300,000     $  300,000                  $    298,374         $    298,374
  4.92%, 12/18/97(b)            $  1,571,000                       1,571,000 $  1,560,946                             1,560,946
  4.92%, 12/26/97                    203,000                         203,000      201,449                               201,449
                                                                                ___________    ___________          ___________
                                                                                1,762,395          298,374            2,060,769
                                                                                ___________    ___________          ___________

  TOTAL SHORT-TERM
   INVESTMENTS
   (cost $4,437,805)                                                         $  1,762,395     $  2,675,374         $  4,437,769
                                                                                ___________    ___________          ___________
                                                                                ___________    ___________          ___________

TOTAL INVESTMENTS (cost $25,435,706)                                 96.4%   $  9,098,682     $ 15,072,757         $ 24,171,439
                                                                                ___________    ___________          ___________
                                                                                ___________    ___________          ___________

CASH AND RECEIVABLES (NET)                                            3.1%   $    147,464     $    634,054         $    781,518
                                                                                ___________    ___________          ___________
                                                                                ___________    ___________          ___________

ADJUSTMENTS                                                            .5%          -               -              $    125,942
                                                                                ___________    ___________          ___________
                                                                                ___________    ___________          ___________

NET ASSETS                                                          100.0%   $  9,246,146     $ 15,706,811         $ 25,078,899
                                                                                ___________    ___________          ___________
                                                                                ___________    ___________          ___________

Notes to Statement of Investments:
(a)  Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open futures positions.

                  See notes to pro forma financial statements.

Dreyfus International Stock Index Fund
Statement of Financial Futures
October 31, 1997 (Unaudited)

                                                                                                                Unrealized
                                                    Market Value Covered                                      (Depreciation)
                             Contracts                 by Contracts                 Expiration                  at 10/31/97
                    __________________________  __________________________  __________________________  ____________________________
                       Dreyfus       Dreyfus       Dreyfus       Dreyfus       Dreyfus       Dreyfus       Dreyfus       Dreyfus
                    International International International International International International International International
                     Stock Index     Equity      Stock Index     Equity      Stock Index     Equity      Stock Index     Equity
                        Fund     Allocation Fund    Fund     Allocation Fund    Fund     Allocation Fund    Fund     Allocation Fund
                    __________________________  __________________________  __________________________  ____________________________
Financial Futures Long:
Australian All Ordinaries   1          3          $ 44,620    $   132,633           December '97        $  (6,187)       $(11,745)
CAC 40                      3          1           276,156         91,940           December '97          (29,279)        (10,372)
Deutsche Aktienindex        1          4           213,481        859,091           December '97          (12,467)        (34,692)
Financial Times 100         3          7           583,183      1,359,359           December '97          (15,805)        (66,459)
Nikkei 300                 36         38           746,165        822,144           December '97          (95,639)       (133,100)
                                                                                                        _________       _________
                                                                                                        $(159,377)      $(256,368)
                                                                                                        _________       _________
                                                                                                        _________       _________




                  See notes to pro forma financial statements.



Pro Forma Statement of Assets and Liabilities
October 31, 1997 (Unaudited)
                                                        Dreyfus         Dreyfus
                                                     International   International                  Pro Forma
                                                      Stock Index       Equity                      Combined
                                                         Fund       Allocation Fund    Adjustments  (Note 1)
                                                      _____________ ______________    ____________ ____________
ASSETS:   Investments in securities-
           See Statement of Investments              $ 9,098,682    $15,072,757          $ ----      $24,171,439
          Cash                                            58,006         21,544            ----           79,550
          Cash denominated in
           foreign currencies                             31,115         48,964            ----           80,079
          Receivable for investment securities sold         ----        661,750            ----          661,750
          Dividends and interest receivable               17,460         45,906            ----           63,366
          Receivable for futures variation margin         10,775         26,574            ----           37,349
          Net unrealized appreciation on forward
           currency exchange contracts                    35,106         17,497            ----           52,603
          Receivable for shares of
           Common Stock subscribed                          ----            500            ----              500
          Due from The Dreyfus Corporation                  ----           ----         147,247          147,247
                                                    ____________   ____________    ____________     ____________
                                                       9,251,144     15,895,492         147,247       25,293,883
                                                    ____________   ____________    ____________     ____________
LIABILITIES:
          Due to The Dreyfus Corporation
           and affiliates                                  2,916         19,104         (22,020)          ----
          Due to Distributor                               2,082             11          43,325           45,418
          Payable for investment securities purchased      ----         169,566            ----          169,566
                                                    ____________   ____________    ____________     ____________
                                                           4,998        188,681          21,305          214,984
                                                    ____________   ____________    ____________     ____________
NET ASSETS                                         $   9,246,146    $15,706,811    $    125,942      $25,078,899
                                                    ____________   ____________    ____________     ____________
                                                    ____________   ____________    ____________     ____________
REPRESENTED BY: Paid-in capital                    $  10,252,997    $14,387,112    $       ----      $24,640,109
          Accumulated undistributed investment
           income-net                                     61,291        436,844         125,942*         624,077
          Accumulated net realized gain (loss) on
           investments, foreign currency transactions
           and forward currency exchange contracts       (90,075)     1,532,115            ----        1,442,040
          Accumulated net unrealized appreciation
           (depreciation) on investments, foreign
           currency transactions and forward currency
           exchange contracts [including ($415,745),
           net unrealized (depreciation) on
           financial futures]                           (978,067)      (649,260)           ----       (1,627,327)
                                                    ____________   ____________    ____________     ____________
NET ASSETS                                          $  9,246,146    $15,706,811   $     125,942      $25,078,899
                                                    ____________   ____________    ____________     ____________
                                                    ____________   ____________    ____________     ____________

Pro Forma Statement of Assets and Liabilities
October 31, 1997 (Unaudited)

                                                        Dreyfus         Dreyfus
                                                     International   International                  Pro Forma
                                                      Stock Index       Equity                      Combined
                                                         Fund       Allocation Fund    Adjustments  (Note 1)
                                                      _____________ ______________    ____________ ____________

Shares of Common Stock outstanding:
Dreyfus International Stock Index Fund                   820,153                      1,404,858**      2,225,011
                                                    ____________
                                                    ____________
NET ASSET VALUE per share:
Dreyfus International Stock Index Fund
 ($9,246,146/820,153 shares)                             $11.27
                                                         _______
                                                         _______
Dreyfus International Equity Allocation Fund
 Investor Shares
 ($1,374,793/129,141 shares)                                             $10.65
                                                                        _______
                                                                        _______
 Restricted Shares
 ($14,332,018/1,345,908 shares)                                          $10.65
                                                                        _______
                                                                        _______
 Pro forma Combined Portfolio
 ($25,078,899/2,225,011 shares)                                                                           $11.27
                                                                                                         _______
                                                                                                         _______


*    Represents the net income effect of pro forma adjustments due to the change in the fee structures for management, shareholder servicing costs and distribution fees.


**   Assumes the issuance of 1,404,858 shares applicable to common stockholders of the Dreyfus International Equity Allocation
     Fund.

                  See notes to pro forma financial statements.

Pro Forma Statement of Operations
for the year ended October 31, 1997 (Unaudited)


                                                        Dreyfus         Dreyfus
                                                     International   International                  Pro Forma
                                                      Stock Index       Equity                      Combined
                                                         Fund       Allocation Fund    Adjustments  (Note 1)
                                                      _____________ ______________    ____________ ____________
INVESTMENT INCOME:
INCOME: Cash dividends (net of $6,292 and $38,403,
        respectively, foreign taxes withheld at source) $ 38,603     $  242,272       $    ----          280,875
          Interest                                        42,876        152,513            ----          195,389
                                                    ____________   ____________    ____________      ___________
            Total Income                                  81,479        394,785            ----          476,264
                                                    ____________   ____________    ____________      ___________
EXPENSES: Management fee                                $  1,776     $  235,093       $(169,267)(a)     $ 77,602
          Shareholder servicing costs                      8,412           ----          47,019(b)        55,431
          Distribution fees (Investor shares)               ----          3,694          (3,694)(c)         ----
          Loan commitment fees                              ----            216            ----              216
                                                    ____________   ____________    ____________      ___________
            Total Expenses                                20,188        239,003        (125,942)         133,249
                                                    ____________   ____________    ____________      ___________
INVESTMENT INCOME-NET                                     61,291        155,782         125,942          343,015
                                                    ____________   ____________    ____________      ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
          Net realized gain (loss) on investments and
           foreign currency transactions                $ 20,928     $1,045,481       $   ----        $1,066,409
          Net realized gain (loss) on forward currency
           exchange contracts                           (109,643)       265,252           ----           155,609
          Net realized gain (loss) on financial futures   (1,360)       687,220           ----           685,860
                                                    ____________   ____________    ____________     ____________
            Net Realized Gain (Loss)                     (90,075)     1,997,953           ----         1,907,878
          Net unrealized appreciation (depreciation)
           on investments, foreign currency transactions
           and forward currency exchange contracts
           [including ($159,377) and ($315,971),
           respectively, net unrealized (depreciation)
           on financial futures]                        (978,067)    (1,612,261)          ----        (2,590,328)
                                                    ____________   ____________    ____________     ____________
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                        (1,068,142)       385,692           ----          (682,450)
                                                    ____________   ____________    ____________     ____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $ (1,006,851)    $  541,474       $ 125,942       $ (339,435)
                                                     ____________  ____________    ____________     ____________
                                                     ____________  ____________    ____________     ____________


*    From June 30, 1997 (commencement of operations) to October 31, 1997.
(a) Total combined average net assets for the period ended October 31, 1997 multiplied by the management fee of .35%.
(b) Total combined average net assets for the period ended October 31, 1997 multiplied by the shareholder servicing fees of .25%.
(c)  Represents the elimination of distribution fees.

     See notes to pro forma financial statements.



                   Dreyfus International Stock Index Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)
NOTE 1-Basis of Combination:
  On January 28, 1997, the Boards of Dreyfus Index Funds, Inc. and The Dreyfus/Laurel Funds, Inc. approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Dreyfus International Equity Allocation Fund, Dreyfus International Stock Index Fund, a series of Dreyfus Index Funds, Inc., will acquire all the assets of the Dreyfus International Equity Allocation Fund, a series of The Dreyfus/Laurel Funds, Inc., subject to the liabilities of such series, in exchange for a number of shares equal to the pro rata net assets of shares of the Dreyfus International Stock Index Fund (the "Merger").
  The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 1997. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of Dreyfus International Stock Index Fund and Dreyfus International Equity Allocation Fund at October 31, 1997. The unaudited pro forma statement of operations reflects the results of operations of Dreyfus International Stock Index Fund for the period from June 30, 1997 (commencement of operations) to October 31, 1997 and Dreyfus International Equity Allocation Fund for the year ended October 31, 1997. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Dreyfus International Stock Index Fund and Dreyfus International Equity Allocation Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Dreyfus International Stock Index Fund for pre-combination periods will not be restated.
  The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information.
NOTE 2-Portfolio Valuation:


  Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
If an event were to occur after the value of a portfolio instrument was so established but before the fund's net asset value is determined which is likely to materially change the net asset value, then the portfolio instrument would be valued using fair value considerations established by the Board of Directors.
NOTE 3-Foreign Currency Transactions:


  Neither of the Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Such fluctuations are included with the net realized and unrealized gain or loss from investments.
  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
NOTE 4-Capital Shares:
  The pro forma net asset value per share assumes 1,404,858 additional shares of Common Stock of Dreyfus International Stock Index Fund were issued in connection with the proposed acquisition of Dreyfus International Equity Allocation Fund by Dreyfus International Stock Index Fund as of October 31, 1997. The number of additional shares issued was calculated by dividing the net assets of Dreyfus International Equity Allocation Fund at October 31, 1997 by the net asset value per share of Dreyfus International Stock Index Fund at October 31, 1997 of $11.27 for Common Shares. The pro forma combined number of shares outstanding of 2,225,011 consists of the 1,404,858 shares issuable to Dreyfus International Equity Allocation Fund the merger and 820,153 shares of Dreyfus International Stock Index Fund outstanding at October 31, 1997.
NOTE 5-Pro Forma Operating Expenses:
  The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on October 31, 1997. Dreyfus International Equity Allocation Fund expenses were adjusted assuming Dreyfus International Stock Index Fund's fee structure was in effect for the year ended October 31, 1997.
NOTE 6-Merger Costs:
 Merger costs are estimated at approximately $67,500 and are not included in the pro forma statement of operations since these costs are nonrecurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.
NOTE 7-Federal Income Taxes:
  Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the merger, Dreyfus International
Stock Index Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.
  The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.
  The Dreyfus International Equity Allocation Fund will distribute substantially all of its investment income and any realized gains prior to the merger date.